                  Pro Forma Schedule of Investments (Unaudited)
                STI Classic Funds Prime Quality Money Market Fund
                          CrestFunds Cash Reserve Fund
                                November 30, 1998

                                                                         ------------------------------------
                                                                              STI Classic Prime Quality
                                                                                  Money Market Fund
-------------------------------------------------------------------------------------------------------------
Security                                                                     Par (000)       Value (000)
-------------------------------------------------------------------------------------------------------------
Commercial Paper--29.7%
Finance--22.6%
Banc One Funding                                   5.230%        12/07/98           1,871              1,869
Banc One Funding                                   5.230%        01/21/99           5,065              5,028
Banc One Funding                                   5.130%        01/28/99          50,000             49,587
Banc One Funding                                   5.280%        01/28/99          25,000             24,787
Barclays U.S. Funding                              5.180%        01/07/99          25,000             24,867
Chrysler Financial                                 5.240%        02/11/99          40,000             39,581
CS First Boston                                    5.800%        05/06/99
Den Norske Bank                                    5.380%        05/04/99
Den Norske Bank                                    4.860%        08/10/99
Dresdner U.S. Finance                              5.190%        01/08/99          40,000             39,781
Ford Motor Credit                                  5.450%        01/13/99
General Motors Acceptance                          5.070%        01/28/99
General Motors Acceptance                          5.240%        02/11/99          41,500             41,065
General Electric Capital                           5.250%        12/09/98           4,900              4,894
General Electric Capital                           5.270%        01/20/99
General Electric Capital                           5.410%        02/22/99
Goldman Sachs                                      5.480%        02/09/99
Goldman Sachs                                      5.000%        04/20/99
J.P. Morgan                                        5.200%        01/14/99           1,000                994
J.P. Morgan                                        5.150%        01/14/99           2,000              1,987
J.P. Morgan                                        5.250%        01/19/99           5,500              5,461
Marsh & Mclennen                                   5.290%        02/24/99          25,000             24,688
Marsh & Mclennen                                   5.230%        02/25/99          50,000             49,375
Merrill Lynch                                      4.820%        06/17/99
Morgan Stanley Dean Witter                         5.200%        01/21/99          50,000             49,632
Morgan Stanley Dean Witter                         5.170%        03/26/99
Panasonic Finance                                  5.380%        01/21/99          34,500             34,237
Panasonic Finance                                  5.380%        01/21/99          25,000             24,810
Republic New York                                  5.190%        01/15/99          50,000             49,676
RTZ America Finance                                5.120%        12/21/98          29,000             28,918
-------------------------------------------------------------------------------------------------------------
                                                                                                     501,237
-------------------------------------------------------------------------------------------------------------

Industrial--6.7%
Allied Signal                                      5.550%        01/21/99          17,000             16,866
Allied Signal                                      5.550%        01/21/99           5,000              4,961
Allied Signal                                      5.550%        01/21/99          25,000             24,803
DuPont (E.I.) de Nemours                           5.060%        01/27/99
Ford Motor                                         5.000%        12/17/98
RTZ America                                        5.130%        12/10/98           2,000              1,997
RTZ America                                        5.250%        01/04/99           5,000              4,975
RTZ America                                        5.350%        01/22/99          20,000             19,845

                                                   -----------------------------------  --------------------------------------
                                                            CrestFunds Cash
                                                              Reserve Fund                        Pro Forma Combined
------------------------------------------------------------------------------------------------------------------------------
Security                                              Par (000)       Value (000)           Par (000)        Value (000)
------------------------------------------------------------------------------------------------------------------------------
Commercial Paper--29.7%
Finance--22.6%
Banc One Funding                                                                                   1,871                1,869
Banc One Funding                                                                                   5,065                5,028
Banc One Funding                                                                                  50,000               49,587
Banc One Funding                                                                                  25,000               24,787
Barclays U.S. Funding                                                                             25,000               24,867
Chrysler Financial                                                                                40,000               39,581
CS First Boston                                              15,000            15,000             15,000               15,000
Den Norske Bank                                              20,000            19,540             20,000               19,540
Den Norske Bank                                              20,000            19,320             20,000               19,320
Dresdner U.S. Finance                                                                             40,000               39,781
Ford Motor Credit                                            35,000            34,772             35,000               34,772
General Motors Acceptance                                    55,000            54,551             55,000               54,551
General Motors Acceptance                                                                         41,500               41,065
General Electric Capital                                                                           4,900                4,894
General Electric Capital                                     30,000            29,780             30,000               29,780
General Electric Capital                                     25,000            24,688             25,000               24,688
Goldman Sachs                                                30,000            29,680             30,000               29,680
Goldman Sachs                                                30,000            29,417             30,000               29,417
J.P. Morgan                                                                                        1,000                  994
J.P. Morgan                                                                                        2,000                1,987
J.P. Morgan                                                                                        5,500                5,461
Marsh & Mclennen                                                                                  25,000               24,688
Marsh & Mclennen                                                                                  50,000               49,375
Merrill Lynch                                                40,000            38,940             40,000               38,940
Morgan Stanley Dean Witter                                                                        50,000               49,632
Morgan Stanley Dean Witter                                   55,000            54,092             55,000               54,092
Panasonic Finance                                                                                 34,500               34,237
Panasonic Finance                                                                                 25,000               24,810
Republic New York                                                                                 50,000               49,676
RTZ America Finance                                                                               29,000               28,918
------------------------------------------------------------------------------------------------------------------------------
                                                                              349,780                                 851,017
------------------------------------------------------------------------------------------------------------------------------

Industrial--6.7%
Allied Signal                                                                                     17,000               16,866
Allied Signal                                                                                      5,000                4,961
Allied Signal                                                                                     25,000               24,803
DuPont (E.I.) de Nemours                                     55,000            54,559             55,000               54,559
Ford Motor                                                   30,000            29,933             30,000               29,933
RTZ America                                                                                        2,000                1,997
RTZ America                                                                                        5,000                4,975
RTZ America                                                                                       20,000               19,845


                  Pro Forma Schedule of Investments (Unaudited)
                STI Classic Funds Prime Quality Money Market Fund
                          CrestFunds Cash Reserve Fund
                                November 30, 1998

                                                                                            --------------------------------------
                                                                                                  STI Classic Prime Quality
                                                                                                      Money Market Fund
----------------------------------------------------------------------------------------------------------------------------------
Security                                                                                        Par (000)        Value (000)
----------------------------------------------------------------------------------------------------------------------------------
Sony Capital                                                           5.350%        12/09/98          23,697             23,669
Wal-Mart Stores                                                        5.400%        12/01/98          12,000             12,000
Walt Disney                                                            4.460%        07/13/99
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         109,116
----------------------------------------------------------------------------------------------------------------------------------

Utilities--0.4%
British Petroleum America                                              5.400%        12/01/98             522                522
Duke Energy                                                            5.400%        12/01/98          14,775             14,775
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          15,297
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $1,118,257)                                                                                 625,650
----------------------------------------------------------------------------------------------------------------------------------

Corporate Obligations--15.4%
Finance--14.6%
Associates Corporation of North America                                6.750%        06/28/99           5,500              5,542
Associates Corporation of North America (A)                            4.940%        01/04/99          20,000             19,999
Associates Corporation of North America (A)                            4.850%        04/23/99          20,000             19,993
Associates Corporation of North America (A)                            7.250%        09/01/99             350                355
Bankamerica Corporation MTN                                            7.230%        05/02/99           1,500              1,513
Bankers Trust, New York (A)                                            5.234%        02/10/99          25,000             24,999
Bankers Trust, New York (A)                                            5.379%        02/19/99          25,000             24,999
Bear Stearns MTN                                                       5.700%        03/02/99
Bear Stearns MTN                                                       5.715%        07/30/99
Beneficial MTN                                                         5.758%        08/27/99           3,000              3,002
Caterpillar Financial Service MTN                                      6.040%        03/01/99           3,300              3,302
Caterpillar Financial Service MTN                                      5.160%        05/09/99          45,000             45,000
Chrysler Financial MTN                                                 5.860%        02/22/99           5,000              5,005
Chrysler Financial MTN                                                 6.160%        07/28/99           1,000              1,004
Chrysler Financial (A)                                                12.750%        11/01/99           1,000              1,067
CS First Boston (A)                                                    4.860%        12/01/98
CS First Boston                                                        5.360%        10/14/99          25,000             25,000
Dean Witter Discover                                                   5.030%        03/02/99          15,000             14,978
Ford Motor Credit MTN (A)                                              8.000%        01/15/99           8,000              8,025
General Electric Capital MTN                                          15.000%        01/21/99           6,500              6,585
General Motors Acceptance                                              7.125%        06/01/99
General Motors Acceptance                                              8.625%        06/15/99             480                488
General Motors Acceptance MTN                                          6.000%        12/30/98           1,575              1,575
Household Finance MTN                                                  4.780%        03/15/99           7,000              6,982
Household Finance MTN                                                  7.280%        07/22/99           2,500              2,532
Household International MTN                                            5.268%        10/22/99          15,000             15,010
IBM Credit MTN                                                         5.450%        09/15/99          40,000             40,000
Merrill Lynch MTN (A)                                                  5.302%        02/05/99
Merrill Lynch MTN (A)                                                  5.852%        02/15/99
Morgan Stanely Dean Witter MTN                                         5.000%        01/22/99          20,000             19,997

                                                           ------------------------------------ ----------------------------------
                                                                     CrestFunds Cash
                                                                       Reserve Fund                     Pro Forma Combined
----------------------------------------------------------------------------------------------------------------------------------
Security                                                       Par (000)       Value (000)          Par (000)      Value (000)
----------------------------------------------------------------------------------------------------------------------------------
Sony Capital                                                                                               23,697          23,669
Wal-Mart Stores                                                                                            12,000          12,000
Walt Disney                                                          60,000             58,335             60,000          58,335
----------------------------------------------------------------------------------------------------------------------------------
                                                                                       142,827                            251,943
----------------------------------------------------------------------------------------------------------------------------------

Utilities--0.4%
British Petroleum America                                                                                     522             522
Duke Energy                                                                                                14,775          14,775
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    -                                      15,297
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $1,118,257)                                               492,607                          1,118,257
----------------------------------------------------------------------------------------------------------------------------------

Corporate Obligations--15.4%
Finance--14.6%
Associates Corporation of North America                                                                     5,500           5,542
Associates Corporation of North America (A)                                                                20,000          19,999
Associates Corporation of North America (A)                                                                20,000          19,993
Associates Corporation of North America (A)                                                                   350             355
Bankamerica Corporation MTN                                                                                 1,500           1,513
Bankers Trust, New York (A)                                                                                25,000          24,999
Bankers Trust, New York (A)                                                                                25,000          24,999
Bear Stearns MTN                                                     15,000             15,000             15,000          15,000
Bear Stearns MTN                                                     20,000             20,000             20,000          20,000
Beneficial MTN                                                                                              3,000           3,002
Caterpillar Financial Service MTN                                                                           3,300           3,302
Caterpillar Financial Service MTN                                                                          45,000          45,000
Chrysler Financial MTN                                                                                      5,000           5,005
Chrysler Financial MTN                                                                                      1,000           1,004
Chrysler Financial (A)                                                                                      1,000           1,067
CS First Boston (A)                                                  25,000             25,000             25,000          25,000
CS First Boston                                                                                            25,000          25,000
Dean Witter Discover                                                                                       15,000          14,978
Ford Motor Credit MTN (A)                                                                                   8,000           8,025
General Electric Capital MTN                                                                                6,500           6,585
General Motors Acceptance                                            10,614             10,684             10,614          10,684
General Motors Acceptance                                                                                     480             488
General Motors Acceptance MTN                                                                               1,575           1,575
Household Finance MTN                                                                                       7,000           6,982
Household Finance MTN                                                                                       2,500           2,532
Household International MTN                                                                                15,000          15,010
IBM Credit MTN                                                                                             40,000          40,000
Merrill Lynch MTN (A)                                                 5,000              4,997              5,000           4,997
Merrill Lynch MTN (A)                                                10,000             10,041             10,000          10,041
Morgan Stanely Dean Witter MTN                                                                             20,000          19,997


                  Pro Forma Schedule of Investments (Unaudited)
                STI Classic Funds Prime Quality Money Market Fund
                          CrestFunds Cash Reserve Fund
                                November 30, 1998

                                                                                              ------------------------------------
                                                                                                   STI Classic Prime Quality
                                                                                                       Money Market Fund
----------------------------------------------------------------------------------------------------------------------------------
Security                                                                                          Par (000)       Value (000)
----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter MTN                                          5.908%        03/01/99           2,000              2,001
Morgan Stanley Group MTN (A)                                            5.508%        12/28/98           1,500              1,500
Morgan Stanley Group MTN                                                6.125%        01/05/99           1,000              1,000
NationsBank MTN (A)                                                     5.303%        01/04/99
NationsBank MTN                                                         4.910%        08/05/99          28,000             28,023
NationsBank MTN                                                         5.190%        08/06/99          13,000             13,013
NYNEX Capital Funding MTN                                               7.640%        07/19/99           2,000              2,029
PHH MTN (A)                                                             4.860%        12/01/98
Transamerica MTN                                                        5.427%        02/18/99           2,500              2,500
Transamerica MTN                                                        5.450%        10/22/99          76,500             76,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          423,518
----------------------------------------------------------------------------------------------------------------------------------

Industrial--0.7%
Allied Signal                                                           9.120%        03/08/99           3,500              3,534
General Mills                                                           8.950%        12/15/98           2,655              2,659
Philip Morris                                                           8.625%        03/01/99          10,191             10,270
Philip Morris                                                           7.750%        05/01/99           2,000              2,014
Pitney Bowes MTN                                                        6.540%        07/15/99           2,025              2,041
Texaco Capital                                                          6.875%        07/15/99           1,000              1,010
Walt Disney                                                            15.000%        12/14/98           6,300              6,321
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           27,849
----------------------------------------------------------------------------------------------------------------------------------

Utilities--0.1%
Duke Energy                                                             8.000%        11/01/99           5,330              5,465
Northern States Power                                                   5.500%        02/01/99             200                200
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            5,665
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations (Cost $582,752)                                                                               457,032
----------------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities--6.2%
Americredit Auto Recievables Trust, Ser 1998-B, Cl A1                   5.629%        06/12/99          10,629             10,629
Americredit Auto Receivables Trust, Ser 1998-C, Cl A1                   5.638%        09/12/99          11,545             11,545
Americredit Auto Recievables Trust, Ser 1998-B, Cl A1                   5.199%        11/12/99          27,000             27,000
Arcadia Auto Receivables Trust, Ser 1998-C, Cl A1                       5.470%        02/16/99          18,632             18,632
Arcadia Auto Receivables Trust, Ser 1998-B, Cl A1                       5.628%        07/15/99           5,624              5,624
Arcadia Auto Receivables Trust, Ser 1998-D, Cl A1                       5.482%        12/15/99          13,000             13,000
Household Automobile Revolving Trust, Ser 1998-1, Cl A1                 5.330%        12/17/99          62,000             62,000
Case Equipment Loan Trust, Ser 1998-C, Cl A1                            5.420%        12/15/99          40,000             40,000
Chase Manhattan Auto Owner Trust, Ser 1999-B, Cl A1                     5.578%        05/10/99           3,111              3,111
Compass Auto Receivables Trust, Ser 1998-A, Cl A1                       5.659%        07/15/99           5,276              5,276
First Security Auto Owner Trust, Ser 1998-1, Cl A1                      5.248%        11/15/99          27,346             27,346
Union Acceptance Ser 1998-C, Cl A1                                      5.527%        10/08/99          11,236             11,236
----------------------------------------------------------------------------------------------------------------------------------
Total Asset-Backed Securities (Cost $235,399)                                                                             235,399
----------------------------------------------------------------------------------------------------------------------------------

                                                            ------------------------------------- ---------------------------------
                                                                       CrestFunds Cash
                                                                        Reserve Fund                     Pro Forma Combined
-----------------------------------------------------------------------------------------------------------------------------------
Security                                                        Par (000)        Value (000)          Par (000)      Value (000)
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter MTN                                                                               2,000           2,001
Morgan Stanley Group MTN (A)                                                                                 1,500           1,500
Morgan Stanley Group MTN                                                                                     1,000           1,000
NationsBank MTN (A)                                                    10,000              9,999            10,000           9,999
NationsBank MTN                                                                                             28,000          28,023
NationsBank MTN                                                                                             13,000          13,013
NYNEX Capital Funding MTN                                                                                    2,000           2,029
PHH MTN (A)                                                            30,000             29,999            30,000          29,999
Transamerica MTN                                                                                             2,500           2,500
Transamerica MTN                                                                                            76,500          76,500
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         125,720                           549,238
-----------------------------------------------------------------------------------------------------------------------------------

Industrial--0.7%
Allied Signal                                                                                                3,500           3,534
General Mills                                                                                                2,655           2,659
Philip Morris                                                                                               10,191          10,270
Philip Morris                                                                                                2,000           2,014
Pitney Bowes MTN                                                                                             2,025           2,041
Texaco Capital                                                                                               1,000           1,010
Walt Disney                                                                                                  6,300           6,321
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      -                                     27,849
-----------------------------------------------------------------------------------------------------------------------------------

Utilities--0.1%
Duke Energy                                                                                                  5,330           5,465
Northern States Power                                                                                          200             200
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      -                                      5,665
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations (Cost $582,752)                                              125,720                           582,752
-----------------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities--6.2%
Americredit Auto Recievables Trust, Ser 1998-B, Cl A1                                                       10,629          10,629
Americredit Auto Receivables Trust, Ser 1998-C, Cl A1                                                       11,545          11,545
Americredit Auto Recievables Trust, Ser 1998-B, Cl A1                                                       27,000          27,000
Arcadia Auto Receivables Trust, Ser 1998-C, Cl A1                                                           18,632          18,632
Arcadia Auto Receivables Trust, Ser 1998-B, Cl A1                                                            5,624           5,624
Arcadia Auto Receivables Trust, Ser 1998-D, Cl A1                                                           13,000          13,000
Household Automobile Revolving Trust, Ser 1998-1, Cl A1                                                     62,000          62,000
Case Equipment Loan Trust, Ser 1998-C, Cl A1                                                                40,000          40,000
Chase Manhattan Auto Owner Trust, Ser 1999-B, Cl A1                                                          3,111           3,111
Compass Auto Receivables Trust, Ser 1998-A, Cl A1                                                            5,276           5,276
First Security Auto Owner Trust, Ser 1998-1, Cl A1                                                          27,346          27,346
Union Acceptance Ser 1998-C, Cl A1                                                                          11,236          11,236
-----------------------------------------------------------------------------------------------------------------------------------
Total Asset-Backed Securities (Cost $235,399)                                         -                                    235,399
-----------------------------------------------------------------------------------------------------------------------------------


                  Pro Forma Schedule of Investments (Unaudited)
                STI Classic Funds Prime Quality Money Market Fund
                          CrestFunds Cash Reserve Fund
                                November 30, 1998

                                                                                           -------------------------------------
                                                                                                 STI Classic Prime Quality
                                                                                                     Money Market Fund
--------------------------------------------------------------------------------------------------------------------------------
Security                                                                                       Par (000)        Value (000)
--------------------------------------------------------------------------------------------------------------------------------
Bank Notes--14.0%
American Express Centurion (A)                                        5.169%        03/24/99          45,000             45,000
American Express Centurion                                            5.223%        08/09/99           5,000              5,000
FCC National Bank (A)                                                 5.120%        04/09/99          50,000             49,993
First National Bank (A)                                               5.110%        04/19/99          62,000             61,989
First Union Bank (A)                                                  5.427%        02/17/99
First USA Bank                                                        5.750%        01/15/99           6,000              6,002
Key Bank NA (A)                                                       4.800%        12/01/98
Key Bank NA                                                           5.160%        05/05/99          61,000             60,989
National Westminister Bank                                            5.820%        05/06/99          59,000             58,986
Northern Trust (A)                                                    5.120%        04/09/99          70,000             69,990
PNC Bank NA (A)                                                       4.790%        12/01/98
PNC Bank NA (A)                                                       4.800%        12/01/98
Swiss Bank                                                            5.650%        03/24/99          20,000             19,995
Swiss Bank                                                            5.810%        04/29/99          30,000             29,993
Wachovia Bank NA                                                      5.600%        03/08/99           3,500              3,499
--------------------------------------------------------------------------------------------------------------------------------
Total Bank Notes (Cost $531,415)                                                                                        411,436
--------------------------------------------------------------------------------------------------------------------------------

Certificates of Deposit--14.8%
Bankers Trust (A)                                                     4.830%        12/01/98
Barclays Bank                                                         5.530%        02/23/99
Barclays Bank                                                         5.800%        04/29/99          50,000             49,988
Bayerische Landesbank (A)                                             5.108%        04/21/99          62,000             61,988
Commerzbank (A)                                                       5.125%        04/14/99          25,000             24,996
Commerzbank (A)                                                       5.130%        04/14/99          40,000             39,994
CS First Boston                                                       5.920%        12/14/98
Deutsche Bank (A)                                                     5.120%        04/14/99          50,000             49,991
Deutsche Bank                                                         5.640%        03/23/99          18,000             17,995
First Union                                                           5.660%        04/15/99
NationsBank                                                           5.600%        12/21/98
PNC Bank NA                                                           5.116%        08/03/99          15,000             14,993
Rabobank                                                              5.750%        04/27/99          50,000             49,990
Societe Generale                                                      5.850%        12/17/98
Societe Generale                                                      5.700%        01/07/99
Societe Generale                                                      5.580%        02/10/99          25,000             24,999
Societe Generale                                                      5.670%        03/11/99
Societe Generale                                                      5.800%        04/01/99          35,000             34,996
Swiss Bank                                                            5.750%        05/07/99
--------------------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit (Cost $560,317)                                                                           369,930
--------------------------------------------------------------------------------------------------------------------------------

Insurance Funding Agreements--3.4%
General American Life (A)                                             5.790%        12/01/98
Integrity Life (A)                                                    5.790%        12/01/98
--------------------------------------------------------------------------------------------------------------------------------
Total Insurance Funding Agreements (Cost $130,000)                                                                   -
--------------------------------------------------------------------------------------------------------------------------------

                                                             ----------------------------------- ----------------------------------
                                                                      CrestFunds Cash
                                                                        Reserve Fund                     Pro Forma Combined
-----------------------------------------------------------------------------------------------------------------------------------
Security                                                        Par (000)       Value (000)          Par (000)      Value (000)
-----------------------------------------------------------------------------------------------------------------------------------
Bank Notes--14.0%
American Express Centurion (A)                                                                              45,000          45,000
American Express Centurion                                                                                   5,000           5,000
FCC National Bank (A)                                                                                       50,000          49,993
First National Bank (A)                                                                                     62,000          61,989
First Union Bank (A)                                                  30,000             30,000             30,000          30,000
First USA Bank                                                                                               6,000           6,002
Key Bank NA (A)                                                       40,000             39,994             40,000          39,994
Key Bank NA                                                                                                 61,000          60,989
National Westminister Bank                                                                                  59,000          58,986
Northern Trust (A)                                                                                          70,000          69,990
PNC Bank NA (A)                                                       20,000             19,993             20,000          19,993
PNC Bank NA (A)                                                       30,000             29,992             30,000          29,992
Swiss Bank                                                                                                  20,000          19,995
Swiss Bank                                                                                                  30,000          29,993
Wachovia Bank NA                                                                                             3,500           3,499
-----------------------------------------------------------------------------------------------------------------------------------
Total Bank Notes (Cost $531,415)                                                        119,979                            531,415
-----------------------------------------------------------------------------------------------------------------------------------

Certificates of Deposit--14.8%
Bankers Trust (A)                                                     20,000             19,997             20,000          19,997
Barclays Bank                                                         15,400             15,391             15,400          15,391
Barclays Bank                                                                                               50,000          49,988
Bayerische Landesbank (A)                                                                                   62,000          61,988
Commerzbank (A)                                                                                             25,000          24,996
Commerzbank (A)                                                                                             40,000          39,994
CS First Boston                                                       10,000             10,000             10,000          10,000
Deutsche Bank (A)                                                                                           50,000          49,991
Deutsche Bank                                                                                               18,000          17,995
First Union                                                           30,000             30,000             30,000          30,000
NationsBank                                                           40,000             40,000             40,000          40,000
PNC Bank NA                                                                                                 15,000          14,993
Rabobank                                                                                                    50,000          49,990
Societe Generale                                                      10,000             10,000             10,000          10,000
Societe Generale                                                      20,000             20,003             20,000          20,003
Societe Generale                                                                                            25,000          24,999
Societe Generale                                                      20,000             19,998             20,000          19,998
Societe Generale                                                                                            35,000          34,996
Swiss Bank                                                            25,000             24,998             25,000          24,998
-----------------------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit (Cost $560,317)                                           190,387                            560,317
-----------------------------------------------------------------------------------------------------------------------------------

Insurance Funding Agreements--3.4%
General American Life (A)                                             65,000             65,000             65,000          65,000
Integrity Life (A)                                                    65,000             65,000             65,000          65,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Insurance Funding Agreements (Cost $130,000)                                      130,000                            130,000
-----------------------------------------------------------------------------------------------------------------------------------


                  Pro Forma Schedule of Investments (Unaudited)
                STI Classic Funds Prime Quality Money Market Fund
                          CrestFunds Cash Reserve Fund
                                November 30, 1998

                                                                                         ------------------------------------------
                                                                                                 STI Classic Prime Quality
                                                                                                     Money Market Fund
-----------------------------------------------------------------------------------------------------------------------------------
Security                                                                                     Par (000)          Value (000)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Obligations--3.9%
FFCB MTN (A)                                                       4.540%        03/02/99          40,000                   39,995
FNMA (A)                                                           0.000%        02/18/99           6,020                    5,949
FNMA                                                               5.165%        03/15/99
SLMA (A)                                                           5.000%        04/01/99          45,000                   44,994
SLMA, Callable 01/05/99 @ 100 (A)                                  4.770%        02/08/99           5,000                    4,999
SLMA, Ser 1996-4, Cl A1 (A)                                        5.040%        12/02/99           1,079                    1,072
SLMA, Ser 1996-3, Cl A1 (A)                                        4.488%        12/02/99           2,939                    2,920
-----------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations (Cost $149,183)                                                                    99,929
-----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements--13.9%
Barclays  5.39%, dated 11/30/98, matures 12/01/98                                                  22,150                   22,150
Barclays  5.40%, dated 11/30/98, matures 12/01/98
Deutsche Bank  5.39%, dated 11/30/98, matures 12/01/98                                            182,008                  182,008
Deutsche Bank  5.40%, dated 11/30/98, matures 12/01/98
Greenwich  5.39%, dated 11/30/98, matures 12/01/98                                                 53,068                   53,068
J.P. Morgan  5.40%, dated 11/30/98, matures 12/01/98
Merrill Lynch  5.40%, dated 11/30/98, matures 12/01/98
Morgan Stanley  5.39%, dated 11/30/98, matures 12/01/98                                            36,003                   36,003
Paine Webber  5.40%, dated 11/30/98, matures 12/01/98
Prudential Bache  5.40%, dated 11/30/98, matures 12/01/98
Salomon Brothers  5.39%, dated 11/30/98, matures 12/01/98                                          20,004                   20,004
-----------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $527,553)                                                                                313,233
-----------------------------------------------------------------------------------------------------------------------------------

Total Investments--101.3%

(Cost $3,834,876)                                                                                                        1,731,243
-----------------------------------------------------------------------------------------------------------------------------------

Other Assets and Liabilities, Net--(1.3%)                                                                                 (54,312)
-----------------------------------------------------------------------------------------------------------------------------------

Total Net Assets--100.0%                                                                                                 1,676,931
-----------------------------------------------------------------------------------------------------------------------------------

                                                            ----------------------------------- ----------------------------------
                                                                     CrestFunds Cash
                                                                       Reserve Fund                     Pro Forma Combined
----------------------------------------------------------------------------------------------------------------------------------
Security                                                       Par (000)       Value (000)          Par (000)      Value (000)
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Obligations--3.9%
FFCB MTN (A)                                                                                              40,000           39,995
FNMA (A)                                                                                                   6,020            5,949
FNMA                                                                 50,000             49,254            50,000           49,254
SLMA (A)                                                                                                  45,000           44,994
SLMA, Callable 01/05/99 @ 100 (A)                                                                          5,000            4,999
SLMA, Ser 1996-4, Cl A1 (A)                                                                                1,079            1,072
SLMA, Ser 1996-3, Cl A1 (A)                                                                                2,939            2,920
----------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations (Cost $149,183)                                49,254                            149,183
----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements--13.9%
Barclays  5.39%, dated 11/30/98, matures 12/01/98                                                         22,150           22,150
Barclays  5.40%, dated 11/30/98, matures 12/01/98                    13,005             13,005            13,005           13,005
Deutsche Bank  5.39%, dated 11/30/98, matures 12/01/98                                                   182,008          182,008
Deutsche Bank  5.40%, dated 11/30/98, matures 12/01/98               24,126             24,126            24,126           24,126
Greenwich  5.39%, dated 11/30/98, matures 12/01/98                                                        53,068           53,068
J.P. Morgan  5.40%, dated 11/30/98, matures 12/01/98                 21,952             21,952            21,952           21,952
Merrill Lynch  5.40%, dated 11/30/98, matures 12/01/98               44,960             44,960            44,960           44,960
Morgan Stanley  5.39%, dated 11/30/98, matures 12/01/98                                                   36,002           36,003
Paine Webber  5.40%, dated 11/30/98, matures 12/01/98                92,924             92,924            92,924           92,924
Prudential Bache  5.40%, dated 11/30/98, matures 12/01/98            17,353             17,353            17,354           17,353
Salomon Brothers  5.39%, dated 11/30/98, matures 12/01/98                                                 20,004           20,004
----------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $527,553)                                            214,320                            527,553
----------------------------------------------------------------------------------------------------------------------------------

Total Investments--101.3%

(Cost $3,834,876)                                                                      881,901                          2,613,144
----------------------------------------------------------------------------------------------------------------------------------

Other Assets and Liabilities, Net--(1.3%)                                                3,379                           (50,933)
----------------------------------------------------------------------------------------------------------------------------------

Total Net Assets--100.0%                                                               885,280                          2,562,211
----------------------------------------------------------------------------------------------------------------------------------


(A) Adjustable Rate Security--The rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1998. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
Cl-Class
FFCB-Federal Farm Credit Bank
FNMA-Federal National Mortgage Association
MTN-Medium Term Note
Ser-Series
SLMA-Student Loan Marketing Association

                 Pro Forma Schedule of Investments (Unaudited)
                  STI Classic Funds Investment Grade Bond Fund
                       CrestFunds Intermediate Bond Fund
                               November 30, 1998

                                                                                          -------------------------------------
                                                                                                 STI Classic Investment
                                                                                                     Grade Bond Fund
-------------------------------------------------------------------------------------------------------------------------------
Security                                                                                      Par (000)        Value (000)
-------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations--14.0%
U.S. Treasury Bonds                                                  7.500%        11/15/16          46,250             57,912
U.S. Treasury Bonds                                                  8.125%        08/15/19          62,000             83,430
U.S. Treasury Bonds                                                  6.125%        11/15/27
U.S. Treasury Notes                                                  5.625%        12/31/02           6,815              7,047
U.S. Treasury Notes                                                  5.250%        11/15/28
-------------------------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $142,590)                                                                        148,389
-------------------------------------------------------------------------------------------------------------------------------

U.S. Government Agency Obligation--2.0%
FHLMC                                                                5.125%        10/15/08          23,250             22,921
-------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligation (Cost $22,800)                                                                  22,921
-------------------------------------------------------------------------------------------------------------------------------

U.S. Agency Mortgage Backed Obligations--39.3%
FHLMC Pool E00412                                                    7.000%        01/01/11
FHLMC Pool G10664                                                    7.000%        02/01/12
FHLMC Pool G40156                                                    8.000%        06/01/02           2,755              2,818
FHLMC Pool G40223                                                    7.500%        09/01/03           8,911              9,101
FHLMC REMIC Ser 1585 E                                               5.750%        06/15/16
FHLMC REMIC Ser 1726 B                                               6.750%        11/15/04
FHLMC REMIC Ser 1934 E                                               6.500%        02/15/12
FHLMC REMIC Ser 2061 PC                                              6.250%        10/15/20
FNMA Pool 250820                                                     7.000%        01/01/27
FNMA Pool 250951                                                     7.500%        06/01/27
FNMA Pool 251115                                                     7.500%        08/01/27
FNMA Pool 251502                                                     6.500%        02/01/13
FNMA Pool 251571                                                     6.500%        02/01/13
FNMA Pool 313635                                                     7.000%        10/01/03          31,665             32,338
FNMA Pool 313737                                                     7.500%        09/01/27
FNMA Pool 358491                                                     7.500%        12/01/26
FNMA Pool 373169                                                     7.500%        03/01/27
FNMA Pool 378999                                                     7.500%        05/01/27
FNMA Pool 394212                                                     7.500%        07/01/27
FNMA Pool 394345                                                     7.500%        07/01/27
FNMA Pool 395051                                                     6.500%        02/01/13
FNMA Pool 397091                                                     7.500%        10/01/27
FNMA Pool 400521                                                     7.500%        10/01/07
FNMA Pool 401402                                                     7.500%        10/01/27
FNMA Pool 402136                                                     7.500%        10/01/27
FNMA Pool 402895                                                     7.500%        01/01/28
FNMA Pool 403467                                                     7.500%        05/01/28
FNMA Pool 405102                                                     7.500%        08/01/27
FNMA Pool 407454                                                     7.500%        11/01/27
FNMA Pool 407612                                                     7.500%        12/01/27

                                                           ------------------------------------ ----------------------------------
                                                                 CrestFunds Intermediate
                                                                        Bond Fund                       Pro Forma Combined
----------------------------------------------------------------------------------------------------------------------------------
Security                                                       Par (000)       Value (000)          Par (000)      Value (000)
----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations--14.0%
U.S. Treasury Bonds                                                                                        46,250          57,912
U.S. Treasury Bonds                                                                                        62,000          83,430
U.S. Treasury Bonds                                                  10,900             12,304             10,900          12,304
U.S. Treasury Notes                                                                                         6,815           7,047
U.S. Treasury Notes                                                   3,500              3,596              3,500           3,596
----------------------------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $142,590)                                         15,900                            164,289
----------------------------------------------------------------------------------------------------------------------------------

U.S. Government Agency Obligation--2.0%
FHLMC                                                                                                      23,250          22,921
----------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligation (Cost $22,800)                                       -                             22,921
----------------------------------------------------------------------------------------------------------------------------------

U.S. Agency Mortgage Backed Obligations--39.3%
FHLMC Pool E00412                                                     1,759              1,799              1,759           1,799
FHLMC Pool G10664                                                     9,996             10,227              9,996          10,227
FHLMC Pool G40156                                                                                           2,755           2,818
FHLMC Pool G40223                                                                                           8,911           9,101
FHLMC REMIC Ser 1585 E                                                3,480              3,478              3,480           3,478
FHLMC REMIC Ser 1726 B                                                7,000              7,143              7,000           7,143
FHLMC REMIC Ser 1934 E                                                9,243              9,483              9,243           9,483
FHLMC REMIC Ser 2061 PC                                               8,460              8,590              8,460           8,590
FNMA Pool 250820                                                      8,546              8,725              8,546           8,725
FNMA Pool 250951                                                         89                 92                 89              92
FNMA Pool 251115                                                         85                 87                 85              87
FNMA Pool 251502                                                        389                394                389             394
FNMA Pool 251571                                                      4,741              4,810              4,741           4,810
FNMA Pool 313635                                                                                           31,665          32,338
FNMA Pool 313737                                                        515                530                515             530
FNMA Pool 358491                                                        217                223                217             223
FNMA Pool 373169                                                         68                 70                 68              70
FNMA Pool 378999                                                        482                496                482             496
FNMA Pool 394212                                                        227                233                227             233
FNMA Pool 394345                                                        483                496                483             496
FNMA Pool 395051                                                      1,848              1,876              1,848           1,876
FNMA Pool 397091                                                        542                557                542             557
FNMA Pool 400521                                                        233                240                233             240
FNMA Pool 401402                                                        239                246                239             246
FNMA Pool 402136                                                        497                511                497             511
FNMA Pool 402895                                                        208                214                208             214
FNMA Pool 403467                                                         96                 99                 96              99
FNMA Pool 405102                                                         95                 97                 95              97
FNMA Pool 407454                                                        218                224                218             224
FNMA Pool 407612                                                         68                 69                 68              69


                 Pro Forma Schedule of Investments (Unaudited)
                  STI Classic Funds Investment Grade Bond Fund
                       CrestFunds Intermediate Bond Fund
                               November 30, 1998

                                                                                            -------------------------------------
                                                                                                   STI Classic Investment
                                                                                                       Grade Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Security                                                                                        Par (000)        Value (000)
---------------------------------------------------------------------------------------------------------------------------------
FNMA Pool 407841                                                       7.500%        12/01/27
FNMA Pool 407886                                                       6.500%        02/01/13
FNMA Pool 407890                                                       6.500%        02/01/13
FNMA Pool 409201                                                       6.500%        01/01/13
FNMA Pool 409446                                                       7.500%        01/01/28
FNMA Pool 411360                                                       7.500%        01/01/28
FNMA Pool 412223                                                       7.500%        01/01/28
FNMA Pool 413994                                                       6.500%        01/01/13
FNMA Pool 414673                                                       7.500%        04/01/28
FNMA Pool 414887                                                       6.500%        02/01/13
FNMA Pool 415853                                                       7.500%        01/01/28
FNMA Pool 416896                                                       7.500%        05/01/28
FNMA Pool 419054                                                       7.500%        04/01/28
FNMA Pool 419576                                                       7.500%        02/01/28
FNMA Pool 422659                                                       7.500%        06/01/28
FNMA Pool 424174                                                       7.500%        04/01/28
FNMA Pool 424908                                                       7.500%        04/01/28
FNMA Pool 425123                                                       7.500%        05/01/28
FNMA Pool 425233                                                       7.500%        04/01/28
FNMA Pool 425956                                                       7.500%        05/01/28
FNMA Pool 428402                                                       7.500%        04/01/28
FNMA Pool 447023                                                       6.500%        02/01/13
FNMA REMIC Ser 1993-12 K                                               6.500%        10/25/21
FNMA REMIC Ser 1997-42 ZC                                              6.500%        07/18/27
FNMA REMIC Ser 1997-63 PC                                              6.500%        03/18/26
FNMA REMIC Ser 1998-8 PB                                               6.250%        06/18/19
FNMA REMIC Ser 1998-17 TC                                              6.250%        08/18/21
FNMA REMIC Ser 1998-17 TC                                              6.250%        08/18/21
FNMA REMIC Ser 1998-44 QD                                              6.000%        07/18/16
FNMA TBA                                                               6.000%        12/15/13
GNMA Pool 353157                                                       7.000%        12/15/27
GNMA Pool 347246                                                       7.000%        04/15/27
GNMA Pool 372462                                                       7.000%        12/15/27
GNMA Pool 376345                                                       6.500%        12/15/23
GNMA Pool 377447                                                       7.000%        01/15/27
GNMA Pool 387124                                                       7.000%        09/15/25
GNMA Pool 393375                                                       7.000%        02/15/27
GNMA Pool 399119                                                       7.000%        02/15/27
GNMA Pool 402549                                                       7.000%        04/15/26
GNMA Pool 412383                                                       7.000%        12/15/27
GNMA Pool 429349                                                       7.000%        03/15/26
GNMA Pool 430006                                                       7.000%        11/15/27
GNMA Pool 432390                                                       7.000%        03/15/27
GNMA Pool 433369                                                       7.000%        01/15/27

                                                         ------------------------------------ ----------------------------------
                                                               CrestFunds Intermediate
                                                                      Bond Fund                       Pro Forma Combined
--------------------------------------------------------------------------------------------------------------------------------
Security                                                     Par (000)       Value (000)          Par (000)      Value (000)
--------------------------------------------------------------------------------------------------------------------------------
FNMA Pool 407841                                                      621                639                621             639
FNMA Pool 407886                                                      874                887                874             887
FNMA Pool 407890                                                      374                380                374             380
FNMA Pool 409201                                                      950                964                950             964
FNMA Pool 409446                                                      248                255                248             255
FNMA Pool 411360                                                       95                 98                 95              98
FNMA Pool 412223                                                      524                538                524             538
FNMA Pool 413994                                                      876                889                876             889
FNMA Pool 414673                                                      486                500                486             500
FNMA Pool 414887                                                    1,814              1,841              1,814           1,841
FNMA Pool 415853                                                      540                555                540             555
FNMA Pool 416896                                                      504                518                504             518
FNMA Pool 419054                                                       79                 81                 79              81
FNMA Pool 419576                                                      270                278                270             278
FNMA Pool 422659                                                      104                107                104             107
FNMA Pool 424174                                                      498                512                498             512
FNMA Pool 424908                                                       87                 90                 87              90
FNMA Pool 425123                                                      100                103                100             103
FNMA Pool 425233                                                      229                235                229             235
FNMA Pool 425956                                                      216                222                216             222
FNMA Pool 428402                                                      277                285                277             285
FNMA Pool 447023                                                    1,674              1,698              1,674           1,698
FNMA REMIC Ser 1993-12 K                                            4,500              4,561              4,500           4,561
FNMA REMIC Ser 1997-42 ZC                                          12,634             12,458             12,634          12,458
FNMA REMIC Ser 1997-63 PC                                           9,160              9,526              9,160           9,526
FNMA REMIC Ser 1998-8 PB                                            8,530              8,805              8,530           8,805
FNMA REMIC Ser 1998-17 TC                                           6,675              6,769              6,675           6,769
FNMA REMIC Ser 1998-17 TC                                             360                364                360             364
FNMA REMIC Ser 1998-44 QD                                           9,000              8,997              9,000           8,997
FNMA TBA                                                           16,965             16,970             16,965          16,970
GNMA Pool 353157                                                      643                658                643             658
GNMA Pool 347246                                                      130                133                130             133
GNMA Pool 372462                                                      750                768                750             768
GNMA Pool 376345                                                    6,556              6,623              6,556           6,623
GNMA Pool 377447                                                      396                406                396             406
GNMA Pool 387124                                                      375                384                375             384
GNMA Pool 393375                                                       47                 48                 47              48
GNMA Pool 399119                                                      514                526                514             526
GNMA Pool 402549                                                      396                406                396             406
GNMA Pool 412383                                                      467                478                467             478
GNMA Pool 429349                                                      325                332                325             332
GNMA Pool 430006                                                       99                101                 99             101
GNMA Pool 432390                                                      479                495                479             495
GNMA Pool 433369                                                      412                422                412             422


                  Pro Forma Schedule of Investments (Unaudited)
                  STI Classic Funds Investment Grade Bond Fund
                        CrestFunds Intermediate Bond Fund
                                November 30, 1998

                                                                                           --------------------------------------
                                                                                                  STI Classic Investment
                                                                                                      Grade Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Security                                                                                       Par (000)        Value (000)
---------------------------------------------------------------------------------------------------------------------------------
GNMA Pool 433594                                                      6.500%        02/15/28
GNMA Pool 440185                                                      7.000%        02/15/27
GNMA Pool 440268                                                      7.000%        03/15/27
GNMA Pool 441681                                                      7.000%        12/15/27
GNMA Pool 441790                                                      7.000%        02/15/27
GNMA Pool 442007                                                      7.000%        03/15/27
GNMA Pool 443942                                                      7.000%        04/15/27
GNMA Pool 448095                                                      6.500%        02/15/28
GNMA Pool 450663                                                      6.500%        03/15/28
GNMA Pool 453303                                                      7.000%        08/15/27
GNMA Pool 453416                                                      7.000%        11/15/27
GNMA Pool 454475                                                      6.500%        09/15/28
GNMA Pool 455015                                                      7.000%        10/15/27
GNMA Pool 456254                                                      6.500%        04/15/28
GNMA Pool 456558                                                      7.000%        10/15/27
GNMA Pool 457089                                                      6.500%        09/15/28
GNMA Pool 457558                                                      7.000%        12/15/27
GNMA Pool 458708                                                      7.000%        11/15/27
GNMA Pool 458911                                                      6.500%        08/15/28
GNMA Pool 459132                                                      7.000%        12/15/27
GNMA Pool 459520                                                      7.000%        03/15/28
GNMA Pool 459593                                                      7.000%        03/15/28
GNMA Pool 459702                                                      7.000%        11/15/27
GNMA Pool 459960                                                      7.000%        03/15/28
GNMA Pool 460007                                                      6.500%        03/15/28
GNMA Pool 460253                                                      6.500%        03/15/28
GNMA Pool 460254                                                      6.500%        03/15/28
GNMA Pool 460282                                                      6.500%        03/15/28
GNMA Pool 460484                                                      6.500%        03/15/28
GNMA Pool 460658                                                      7.000%        12/15/27
GNMA Pool 460928                                                      7.000%        10/15/27
GNMA Pool 461010                                                      7.000%        11/15/27
GNMA Pool 461064                                                      7.000%        12/15/27
GNMA Pool 461086                                                      7.000%        12/15/27
GNMA Pool 462268                                                      7.000%        11/15/27
GNMA Pool 462388                                                      7.000%        12/15/27
GNMA Pool 462432                                                      7.000%        12/15/27
GNMA Pool 463640                                                      6.500%        03/15/28
GNMA Pool 463641                                                      6.500%        03/15/28
GNMA Pool 465364                                                      6.500%        08/15/28
GNMA Pool 465387                                                      6.500%        02/15/28
GNMA Pool 465784                                                      7.000%        04/15/28
GNMA Pool 471087                                                      7.000%        08/15/28
GNMA Pool 471102                                                      6.500%        05/15/28

                                                      ------------------------------------ ----------------------------------
                                                            CrestFunds Intermediate
                                                                   Bond Fund                       Pro Forma Combined
-----------------------------------------------------------------------------------------------------------------------------
Security                                                  Par (000)       Value (000)          Par (000)      Value (000)
-----------------------------------------------------------------------------------------------------------------------------
GNMA Pool 433594                                                   191                193                191             193
GNMA Pool 440185                                                   499                511                499             511
GNMA Pool 440268                                                   521                534                521             534
GNMA Pool 441681                                                    86                 88                 86              88
GNMA Pool 441790                                                    49                 51                 49              51
GNMA Pool 442007                                                   340                349                340             349
GNMA Pool 443942                                                   329                337                329             337
GNMA Pool 448095                                                   882                891                882             891
GNMA Pool 450663                                                   880                889                880             889
GNMA Pool 453303                                                   618                633                618             633
GNMA Pool 453416                                                    84                 86                 84              86
GNMA Pool 454475                                                    43                 43                 43              43
GNMA Pool 455015                                                    24                 25                 24              25
GNMA Pool 456254                                                   408                412                408             412
GNMA Pool 456558                                                   392                401                392             401
GNMA Pool 457089                                                   499                504                499             504
GNMA Pool 457558                                                   742                759                742             759
GNMA Pool 458708                                                   804                823                804             823
GNMA Pool 458911                                                    36                 36                 36              36
GNMA Pool 459132                                                   277                284                277             284
GNMA Pool 459520                                                    65                 66                 65              66
GNMA Pool 459593                                                   262                268                262             268
GNMA Pool 459702                                                   155                159                155             159
GNMA Pool 459960                                                   269                276                269             276
GNMA Pool 460007                                                   692                700                692             700
GNMA Pool 460253                                                   119                120                119             120
GNMA Pool 460254                                                 1,914              1,934              1,914           1,934
GNMA Pool 460282                                                   126                128                126             128
GNMA Pool 460484                                                 1,502              1,518              1,502           1,518
GNMA Pool 460658                                                   825                845                825             845
GNMA Pool 460928                                                   282                289                282             289
GNMA Pool 461010                                                   321                329                321             329
GNMA Pool 461064                                                   581                595                581             595
GNMA Pool 461086                                                   659                675                659             675
GNMA Pool 462268                                                   791                810                791             810
GNMA Pool 462388                                                   811                831                811             831
GNMA Pool 462432                                                    67                 68                 67              68
GNMA Pool 463640                                                 1,150              1,162              1,150           1,162
GNMA Pool 463641                                                 1,984              2,005              1,984           2,005
GNMA Pool 465364                                                   161                162                161             162
GNMA Pool 465387                                                   421                425                421             425
GNMA Pool 465784                                                   638                654                638             654
GNMA Pool 471087                                                    47                 48                 47              48
GNMA Pool 471102                                                   454                459                454             459


                  Pro Forma Schedule of Investments (Unaudited)
                  STI Classic Funds Investment Grade Bond Fund
                        CrestFunds Intermediate Bond Fund
                                November 30, 1998

                                                                                             ------------------------------------
                                                                                                    STI Classic Investment
                                                                                                       Grade Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Security                                                                                         Par (000)       Value (000)
---------------------------------------------------------------------------------------------------------------------------------
GNMA Pool 475111                                                       6.500%        09/15/28
GNMA Pool 486543                                                       6.500%        09/15/28
GNMA Pool 780332                                                       8.000%        11/15/09
GNMA Pool 780463                                                       7.000%        11/15/26
GNMA Pool 780525                                                       7.000%        03/15/27
GNMA Pool 780651                                                       7.000%        10/15/27
GNMA Pool 780903                                                       8.000%        12/15/22         107,000            111,414
GNMA TBA                                                               7.000%        11/19/28          92,000             94,156
GNMA TBA                                                               6.500%        12/17/28
GNMA TBA                                                               7.000%        12/17/28
---------------------------------------------------------------------------------------------------------------------------------
Total U.S. Agency Mortgage Backed Obligations (Cost $456,940)                                                            249,827
---------------------------------------------------------------------------------------------------------------------------------

Corporate Obligations--40.2%
Finance--27.0%
Americal Financial Group                                               7.125%        12/15/07
Bank of Boston                                                         6.625%        12/01/05           2,500              2,606
Bear Stearns                                                           6.250%        07/15/05           9,500              9,286
Capital One                                                            6.530%        11/26/99          14,500             14,609
Capital One MTN                                                        6.830%        05/17/99
Central Fidelity                                                       8.150%        11/15/02
Conseco                                                                6.800%        06/15/05          11,450             10,992
Conseco                                                                6.400%        06/15/11          11,500             11,716
Countrywide Home Loan MTN                                              6.510%        02/11/05          23,300             23,329
Finova Capital                                                         6.250%        11/01/02          11,625             11,640
Ford Motor Credit                                                      6.500%        02/28/02          23,500             24,234
Great Western Financial                                                8.600%        02/01/02           9,800             10,547
Homeside Lending MTN                                                   6.875%        05/15/00          10,235             10,440
Household Finance                                                      6.500%        11/15/08           7,000              7,219
Household Finance MTN                                                  6.250%        08/15/03
Ikon Capital MTN                                                       6.730%        06/15/01          13,000             13,357
Jefferies Group, Callable 05/01/99 @ 103                               8.875%        05/01/04
Lehman Brothers                                                       10.000%        05/15/99
Liberty Property MTN                                                   6.600%        06/05/02          12,000             12,285
Macsaver Financial Services                                            7.875%        08/01/03
Merrill Lynch                                                          6.875%        11/15/18           8,500              8,925
Merrill Lynch MTN                                                      6.060%        10/15/01          24,200             24,472
Morgan Stanley MTN                                                     6.090%        03/09/01          12,000             12,105
Provident                                                              7.000%        07/15/18          16,500             16,087
Salomon                                                                7.300%        05/15/02          20,000             20,850
Salomon                                                                6.250%        01/15/05          20,000             20,075
Sprint Capital                                                         6.125%        11/15/08          11,625             11,814
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         276,588
---------------------------------------------------------------------------------------------------------------------------------

                                                              ----------------------------------- ---------------------------------
                                                                   CrestFunds Intermediate
                                                                          Bond Fund                      Pro Forma Combined
-----------------------------------------------------------------------------------------------------------------------------------
Security                                                        Par (000)        Value (000)          Par (000)      Value (000)
-----------------------------------------------------------------------------------------------------------------------------------
GNMA Pool 475111                                                          494                499               494             499
GNMA Pool 486543                                                          494                499               494             499
GNMA Pool 780332                                                        6,835              7,081             6,835           7,081
GNMA Pool 780463                                                          545                559               545             559
GNMA Pool 780525                                                          750                768               750             768
GNMA Pool 780651                                                          145                149               145             149
GNMA Pool 780903                                                                                           107,000         111,414
GNMA TBA                                                                                                    92,000          94,156
GNMA TBA                                                                8,185              8,264             8,185           8,264
GNMA TBA                                                               17,785             18,202            17,785          18,202
-----------------------------------------------------------------------------------------------------------------------------------
Total U.S. Agency Mortgage Backed Obligations (Cost $456,940)                            211,310                           461,137
-----------------------------------------------------------------------------------------------------------------------------------

Corporate Obligations--40.2%
Finance--27.0%
Americal Financial Group                                                7,000              7,429             7,000           7,429
Bank of Boston                                                                                               2,500           2,606
Bear Stearns                                                                                                 9,500           9,286
Capital One                                                                                                 14,500          14,609
Capital One MTN                                                         2,300              2,311             2,300           2,311
Central Fidelity                                                        3,000              3,326             3,000           3,326
Conseco                                                                                                     11,450          10,992
Conseco                                                                                                     11,500          11,716
Countrywide Home Loan MTN                                                                                   23,300          23,329
Finova Capital                                                                                              11,625          11,640
Ford Motor Credit                                                                                           23,500          24,234
Great Western Financial                                                                                      9,800          10,547
Homeside Lending MTN                                                                                        10,235          10,440
Household Finance                                                                                            7,000           7,219
Household Finance MTN                                                   5,825              5,949             5,825           5,949
Ikon Capital MTN                                                                                            13,000          13,357
Jefferies Group, Callable 05/01/99 @ 103                                7,000              7,761             7,000           7,761
Lehman Brothers                                                         3,000              3,041             3,000           3,041
Liberty Property MTN                                                                                        12,000          12,285
Macsaver Financial Services                                             9,550              9,538             9,550           9,538
Merrill Lynch                                                                                                8,500           8,925
Merrill Lynch MTN                                                                                           24,200          24,472
Morgan Stanley MTN                                                                                          12,000          12,105
Provident                                                                                                   16,500          16,087
Salomon                                                                                                     20,000          20,850
Salomon                                                                                                     20,000          20,075
Sprint Capital                                                                                              11,625          11,814
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          39,355                           315,943
-----------------------------------------------------------------------------------------------------------------------------------


                  Pro Forma Schedule of Investments (Unaudited)
                  STI Classic Funds Investment Grade Bond Fund
                        CrestFunds Intermediate Bond Fund
                                November 30, 1998

                                                                                            -------------------------------------
                                                                                                   STI Classic Investment
                                                                                                       Grade Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Security                                                                                        Par (000)        Value (000)
---------------------------------------------------------------------------------------------------------------------------------
Industrial--13.2%
American Home Products                                                 7.900%        02/15/05          21,300             23,936
Bausch & Lomb                                                          6.150%        08/01/01          12,000             12,090
Bausch & Lomb                                                          6.750%        12/15/04          11,800             12,464
Dillards                                                               6.430%        08/01/04          27,000             27,877
Ford Motor                                                             6.625%        10/01/28
Petroleum Geo-Services                                                 7.125%        03/30/28
Philip Morris                                                          7.250%        09/15/01          24,500             25,603
Philip Morris                                                          7.125%        08/15/02
Philip Morris                                                          7.500%        04/01/04          14,500             15,406
Praxair                                                                6.900%        11/01/06          17,725             18,301
Western Resources                                                      6.250%        08/15/03          11,000             11,110
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         146,787
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations (Cost $462,244)                                                                              423,375
---------------------------------------------------------------------------------------------------------------------------------

Asset Backed Securities--2.0%
American Express Master Trust, Ser 1992-2 A                            6.600%        05/15/00
Chase Credit Card Master Trust, Ser 1997-5 A                           6.194%        08/15/05
Discover Card Master Trust I, Ser 1998-4 A                             5.750%        10/16/03
EQCC Home Equity Loan Trust, Ser 1994-1 A                              5.800%        03/15/09
Olympic Automobile Receivables Trust, Ser 1995-D A4                    6.050%        11/15/00
---------------------------------------------------------------------------------------------------------------------------------
Total Asset Backed Securities (Cost $23,729)                                                                                   -
---------------------------------------------------------------------------------------------------------------------------------

Mortgage Backed Securities--0.6%
Merrill Lynch Mortgage Investors, Ser 1998-C1 A1                       6.310%        11/15/26
Merrill Lynch Mortgage Investors, Ser 1998-C2 D (A)                    6.957%        02/15/30
---------------------------------------------------------------------------------------------------------------------------------
Total Mortgage Backed Securities (Cost $7,562)                                                                                 -
---------------------------------------------------------------------------------------------------------------------------------

Municipal Bond--0.3%
Los Angeles County, CA, Taxable GO, Ser A, AMBAC                       8.000%        06/30/01
---------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bond (Cost $3,692)                                                                                             -
---------------------------------------------------------------------------------------------------------------------------------

Commerical Paper--0.1%
Peacock Funding                                                        5.200%        02/11/99
---------------------------------------------------------------------------------------------------------------------------------
Total Commerical Paper (Cost $1,331)                                                                                           -
---------------------------------------------------------------------------------------------------------------------------------

Cash Equivalent--1.3%
Aim Liquid Assets Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Total Cash Equivalent (Cost $15,635)                                                                                           -
---------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements--11.3%
Deutsche Bank, 5.25%, dated 11/30/98, matures 12/01/98                                                 81,892             81,892
Greenwich, 5.25%, dated 11/30/98, matures 12/01/98                                                      9,229              9,229
J.P. Morgan  5.45%, dated 11/30/98, matures 12/01/98

                                                            ------------------------------------ ----------------------------------
                                                                  CrestFunds Intermediate
                                                                         Bond Fund                       Pro Forma Combined
-----------------------------------------------------------------------------------------------------------------------------------
Security                                                        Par (000)       Value (000)          Par (000)      Value (000)
-----------------------------------------------------------------------------------------------------------------------------------
Industrial--13.2%
American Home Products                                                                                      21,300          23,936
Bausch & Lomb                                                                                               12,000          12,090
Bausch & Lomb                                                                                               11,800          12,464
Dillards                                                                                                    27,000          27,877
Ford Motor                                                             2,085              2,179              2,085           2,179
Petroleum Geo-Services                                                 4,945              4,747              4,945           4,747
Philip Morris                                                                                               24,500          25,603
Philip Morris                                                          1,000              1,042              1,000           1,042
Philip Morris                                                                                               14,500          15,406
Praxair                                                                                                     17,725          18,301
Western Resources                                                                                           11,000          11,110
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          7,968                            154,755
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations (Cost $462,244)                                              47,323                            470,698
-----------------------------------------------------------------------------------------------------------------------------------

Asset Backed Securities--2.0%
American Express Master Trust, Ser 1992-2 A                            6,350              6,389              6,350           6,389
Chase Credit Card Master Trust, Ser 1997-5 A                           7,215              7,436              7,215           7,436
Discover Card Master Trust I, Ser 1998-4 A                             8,190              8,264              8,190           8,264
EQCC Home Equity Loan Trust, Ser 1994-1 A                                548                555                548             555
Olympic Automobile Receivables Trust, Ser 1995-D A4                    1,366              1,368              1,366           1,368
-----------------------------------------------------------------------------------------------------------------------------------
Total Asset Backed Securities (Cost $23,729)                                             24,012                             24,012
-----------------------------------------------------------------------------------------------------------------------------------

Mortgage Backed Securities--0.6%
Merrill Lynch Mortgage Investors, Ser 1998-C1 A1                         413                423                413             423
Merrill Lynch Mortgage Investors, Ser 1998-C2 D (A)                    7,100              7,038              7,100           7,038
-----------------------------------------------------------------------------------------------------------------------------------
Total Mortgage Backed Securities (Cost $7,562)                                            7,461                              7,461
-----------------------------------------------------------------------------------------------------------------------------------

Municipal Bond--0.3%
Los Angeles County, CA, Taxable GO, Ser A, AMBAC                       3,480              3,702              3,480           3,702
-----------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bond (Cost $3,692)                                                        3,702                              3,702
-----------------------------------------------------------------------------------------------------------------------------------

Commerical Paper--0.1%
Peacock Funding                                                        1,345              1,331              1,345           1,331
-----------------------------------------------------------------------------------------------------------------------------------
Total Commerical Paper (Cost $1,331)                                                      1,331                              1,331
-----------------------------------------------------------------------------------------------------------------------------------

Cash Equivalent--1.3%
Aim Liquid Assets Portfolio                                           15,635             15,635             15,635          15,635
-----------------------------------------------------------------------------------------------------------------------------------
Total Cash Equivalent (Cost $15,635)                                                     15,635                             15,635
-----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements--11.3%
Deutsche Bank, 5.25%, dated 11/30/98, matures 12/01/98                                                      81,892          81,892
Greenwich, 5.25%, dated 11/30/98, matures 12/01/98                                                           9,229           9,229
J.P. Morgan  5.45%, dated 11/30/98, matures 12/01/98                  30,167             30,167             30,167          30,167


                  Pro Forma Schedule of Investments (Unaudited)
                  STI Classic Funds Investment Grade Bond Fund
                        CrestFunds Intermediate Bond Fund
                                November 30, 1998

                                                                     -------------------------------------
                                                                            STI Classic Investment
                                                                                Grade Bond Fund
----------------------------------------------------------------------------------------------------------
Security                                                                 Par (000)        Value (000)
----------------------------------------------------------------------------------------------------------
SBC Warburg, 5.25%, dated 11/30/98, matures 12/01/98                            11,835             11,835
----------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $133,123)                                                       102,956
----------------------------------------------------------------------------------------------------------

Total Investments--111.1%
(Cost $1,269,646)                                                                                 947,468
----------------------------------------------------------------------------------------------------------

Other Assets and Liabilities, Net--(11.1%)                                                       (87,663)
----------------------------------------------------------------------------------------------------------

Total Net Assets--100.0%                                                                          859,805
----------------------------------------------------------------------------------------------------------

                                                         ------------------------------------ ----------------------------------
                                                               CrestFunds Intermediate
                                                                      Bond Fund                       Pro Forma Combined
--------------------------------------------------------------------------------------------------------------------------------
Security                                                     Par (000)       Value (000)          Par (000)      Value (000)
--------------------------------------------------------------------------------------------------------------------------------
SBC Warburg, 5.25%, dated 11/30/98, matures 12/01/98                                                     11,835          11,835
--------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $133,123)                                           30,167                            133,123
--------------------------------------------------------------------------------------------------------------------------------

Total Investments--111.1%

(Cost $1,269,646)                                                                    356,841                          1,304,309
--------------------------------------------------------------------------------------------------------------------------------

Other Assets and Liabilities, Net--(11.1%)                                          (42,666)                          (130,329)
--------------------------------------------------------------------------------------------------------------------------------

Total Net Assets--100.0%                                                             314,175                          1,173,980
--------------------------------------------------------------------------------------------------------------------------------


(A) Adjustable Rate Security--The rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1998. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
AMBAC-American Municipal Bond Assurance Corporation
Cl - Class
FHLMC-Federal Home Loan Mortgage Corporation
FNMA-Federal National Mortgage Association
GNMA-Government National Mortgage Association
GO-General Obligation
MTN-Medium Term Note
REMIC-Real Estate Mortgage Investment Conduit
Ser-Series
TBA-To Be Announced

                  Pro Forma Schedule of Investments (Unaudited)
                     STI Classic Funds Short-Term Bond Fund
                       Crest Funds Limited Term Bond Fund
                                November 30, 1998

                                                                                     -------------------------------
                                                                                         STI Classic Short-Term
                                                                                                  Bond
--------------------------------------------------------------------------------------------------------------------
Security                                                                                Par (000)     Value (000)
--------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations--20.7%
U.S. Treasury Notes                                            5.500%       02/28/99           4,750          4,761
U.S. Treasury Notes                                            6.250%       05/31/99           7,000          7,055
U.S. Treasury Notes                                            5.875%       07/31/99           5,000          5,037
U.S. Treasury Notes                                            5.625%       10/31/99           3,000          3,025
U.S. Treasury Notes                                            6.375%       09/30/01           3,000          3,135
U.S. Treasury Notes                                            7.500%       11/15/01           9,000          9,700
U.S. Treasury Notes                                            7.875%       11/15/04           5,000          5,799
U.S. Treasury STRIPS                                           0.000%       08/15/03           1,250          1,008
U.S. Treasury STRIPS                                           0.000%       11/15/04           8,000          6,042
--------------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $44,805)                                                               45,562
--------------------------------------------------------------------------------------------------------------------

Corporate Obligations--40.1%
Agriculture--2.4%
Alcan Aluminum                                                 5.875%       04/01/00
--------------------------------------------------------------------------------------------------------------------
                                                                                                                  -
--------------------------------------------------------------------------------------------------------------------

Banks--1.9%
Capital One Bank MTN                                           6.830%       05/17/99
Popular North America                                          6.625%       10/27/02
--------------------------------------------------------------------------------------------------------------------
                                                                                                                  -
--------------------------------------------------------------------------------------------------------------------

Building & Construction Supplies--0.9%
Penn Central                                                   9.750%       08/01/99
--------------------------------------------------------------------------------------------------------------------
                                                                                                                  -
--------------------------------------------------------------------------------------------------------------------

Communications Equipment--1.2%
US Cellular, Callable 08/15/04 @ 100                           7.250%       08/15/07
--------------------------------------------------------------------------------------------------------------------
                                                                                                                  -
--------------------------------------------------------------------------------------------------------------------

Electrical Services--0.6%
Ohio Edison                                                    6.875%       09/15/99
--------------------------------------------------------------------------------------------------------------------
                                                                                                                  -
--------------------------------------------------------------------------------------------------------------------

Finance--13.4%
American Express                                               8.500%       08/15/01             770            834
American Express                                               6.750%       06/23/04           3,000          3,184
American General                                               5.900%       01/15/03           2,000          2,017
American General                                               6.250%       03/15/03           1,100          1,123
Associates Corp NA MTN                                         7.080%       04/15/03           1,500          1,594
Associates Corp NA                                             6.450%       10/15/01           1,750          1,796
Bankers Trust New York                                         6.625%       07/30/99           2,250          2,258
Beneficial MTN                                                 6.490%       09/27/00           1,000          1,015
Chrysler Financial                                             9.500%       12/15/99           1,000          1,041

                                                      ------------------------------  -------------------------------
                                                           CrestFunds Limited
                                                                Term Bond                   Pro Forma Combined
---------------------------------------------------------------------------------------------------------------------
Security                                                Par (000)     Value (000)       Par (000)      Value (000)
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations--20.7%
U.S. Treasury Notes                                                                            4,750           4,761
U.S. Treasury Notes                                                                            7,000           7,055
U.S. Treasury Notes                                                                            5,000           5,037
U.S. Treasury Notes                                                                            3,000           3,025
U.S. Treasury Notes                                                                            3,000           3,135
U.S. Treasury Notes                                                                            9,000           9,700
U.S. Treasury Notes                                                                            5,000           5,799
U.S. Treasury STRIPS                                                                           1,250           1,008
U.S. Treasury STRIPS                                                                           8,000           6,042
---------------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $44,805)                                    -                           45,562
---------------------------------------------------------------------------------------------------------------------

Corporate Obligations--40.1%
Agriculture--2.4%
Alcan Aluminum                                                 2,000          2,017            2,000           2,017
---------------------------------------------------------------------------------------------------------------------
                                                                              2,017                            2,017
---------------------------------------------------------------------------------------------------------------------

Banks--1.9%
Capital One Bank MTN                                           2,000          2,010            2,000           2,010
Popular North America                                          2,000          2,097            2,000           2,097
---------------------------------------------------------------------------------------------------------------------
                                                                              4,107                            4,107
---------------------------------------------------------------------------------------------------------------------

Building & Construction Supplies--0.9%
Penn Central                                                   2,000          2,052            2,000           2,052
---------------------------------------------------------------------------------------------------------------------
                                                                              2,052                            2,052
---------------------------------------------------------------------------------------------------------------------

Communications Equipment--1.2%
US Cellular, Callable 08/15/04 @ 100                           2,525          2,645            2,525           2,645
---------------------------------------------------------------------------------------------------------------------
                                                                              2,645                            2,645
---------------------------------------------------------------------------------------------------------------------

Electrical Services--0.6%
Ohio Edison                                                    1,300          1,313            1,300           1,313
---------------------------------------------------------------------------------------------------------------------
                                                                              1,313                            1,313
---------------------------------------------------------------------------------------------------------------------

Finance--13.4%
American Express                                                                                 770             834
American Express                                                                               3,000           3,184
American General                                                                               2,000           2,017
American General                                                                               1,100           1,123
Associates Corp NA MTN                                                                         1,500           1,594
Associates Corp NA                                                                             1,750           1,796
Bankers Trust New York                                                                         2,250           2,258
Beneficial MTN                                                                                 1,000           1,015
Chrysler Financial                                                                             1,000           1,041


                  Pro Forma Schedule of Investments (Unaudited)
                     STI Classic Funds Short-Term Bond Fund
                       Crest Funds Limited Term Bond Fund
                                November 30, 1998

                                                                                     -------------------------------
                                                                                         STI Classic Short-Term
                                                                                                  Bond
--------------------------------------------------------------------------------------------------------------------
Security                                                                                Par (000)     Value (000)
--------------------------------------------------------------------------------------------------------------------
Dean Witter Discover MTN                                       6.000%       02/08/01           1,000          1,019
First Chicago NBD MTN                                          6.500%       11/01/01           2,250          2,323
Ford Motor Credit                                              6.500%       02/28/02             725            748
Ford Motor Credit                                              6.000%       01/14/03           2,000          2,045
General Motors Acceptance                                      5.750%       11/10/03           1,250          1,256
Household Finance                                              6.250%       08/15/03           2,000          2,042
International Lease MTN                                        5.500%       09/29/03           2,000          1,977
National City                                                  6.750%       06/01/29           2,000          2,015
Norwest Financial                                              7.200%       04/01/04           1,000          1,083
--------------------------------------------------------------------------------------------------------------------
                                                                                                             29,370
--------------------------------------------------------------------------------------------------------------------

Financial Services--2.0%
CIT Group Holdings                                             6.375%       08/01/02
Macsaver Financial Services                                    7.875%       08/01/03
--------------------------------------------------------------------------------------------------------------------
Total Financial Services                                                                                          -
--------------------------------------------------------------------------------------------------------------------

Industrial--13.3%
Clark Equipment                                                9.750%       03/01/01           1,750          1,901
Computer Associates                                            6.375%       04/15/05           2,300          2,260
Dayton Hudson                                                  6.800%       10/01/01           2,250          2,323
Dayton Hudson                                                  5.950%       06/15/10             500            504
General Foods                                                  6.000%       06/15/01             500            498
IBM MTN                                                        5.800%       05/15/01           1,250          1,270
Philip Morris                                                  7.500%       01/15/02           1,250          1,319
RJR Nabisco                                                    6.800%       09/01/01           1,500          1,543
Sears Roebuck Acceptance MTN                                   6.920%       06/17/04           2,250          2,416
Tenneco                                                       10.075%       02/01/01           3,000          3,285
TRW MTN                                                        9.000%       02/09/01           1,000          1,078
Union Pacific                                                  7.060%       05/15/03           1,500          1,607
USAA, Cl B MTN                                                 8.880%       09/21/99           2,000          2,054
Wal-Mart                                                       5.850%       06/01/18           3,000          3,030
Walt Disney Euro MTN                                           6.250%       06/21/99           1,500          1,510
Walt Disney MTN                                                5.600%       01/13/00           2,500          2,513
--------------------------------------------------------------------------------------------------------------------
                                                                                                             29,111
--------------------------------------------------------------------------------------------------------------------

Petroleum & Fuel Products--0.6%
Petroleum Geo-Services                                         7.500%       03/31/07
--------------------------------------------------------------------------------------------------------------------
                                                                                                                  -
--------------------------------------------------------------------------------------------------------------------

Real Estate Investment Trusts--0.9%
United Dominion Realty                                         7.250%       01/15/07
--------------------------------------------------------------------------------------------------------------------
                                                                                                                  -
--------------------------------------------------------------------------------------------------------------------

Security Brokerage/Dealers--1.6%

                                                      ------------------------------  -------------------------------
                                                           CrestFunds Limited
                                                                Term Bond                   Pro Forma Combined
---------------------------------------------------------------------------------------------------------------------
Security                                                Par (000)     Value (000)       Par (000)      Value (000)
---------------------------------------------------------------------------------------------------------------------
Dean Witter Discover MTN                                                                       1,000           1,019
First Chicago NBD MTN                                                                          2,250           2,323
Ford Motor Credit                                                                                725             748
Ford Motor Credit                                                                              2,000           2,045
General Motors Acceptance                                                                      1,250           1,256
Household Finance                                                                              2,000           2,042
International Lease MTN                                                                        2,000           1,977
National City                                                                                  2,000           2,015
Norwest Financial                                                                              1,000           1,083
---------------------------------------------------------------------------------------------------------------------
                                                                                  -                           29,370
---------------------------------------------------------------------------------------------------------------------

Financial Services--2.0%
CIT Group Holdings                                             1,345          1,384            1,345           1,384
Macsaver Financial Services                                    3,000          2,996            3,000           2,996
---------------------------------------------------------------------------------------------------------------------
Total Financial Services                                                      4,380                            4,380
---------------------------------------------------------------------------------------------------------------------

Industrial--13.3%
Clark Equipment                                                                                1,750           1,901
Computer Associates                                                                            2,300           2,260
Dayton Hudson                                                                                  2,250           2,323
Dayton Hudson                                                                                    500             504
General Foods                                                                                    500             498
IBM MTN                                                                                        1,250           1,270
Philip Morris                                                                                  1,250           1,319
RJR Nabisco                                                                                    1,500           1,543
Sears Roebuck Acceptance MTN                                                                   2,250           2,416
Tenneco                                                                                        3,000           3,285
TRW MTN                                                                                        1,000           1,078
Union Pacific                                                                                  1,500           1,607
USAA, Cl B MTN                                                                                 2,000           2,054
Wal-Mart                                                                                       3,000           3,030
Walt Disney Euro MTN                                                                           1,500           1,510
Walt Disney MTN                                                                                2,500           2,513
---------------------------------------------------------------------------------------------------------------------
                                                                                  -                           29,111
---------------------------------------------------------------------------------------------------------------------

Petroleum & Fuel Products--0.6%
Petroleum Geo-Services                                         1,255          1,316            1,255           1,316
---------------------------------------------------------------------------------------------------------------------
                                                                              1,316                            1,316
---------------------------------------------------------------------------------------------------------------------

Real Estate Investment Trusts--0.9%
United Dominion Realty                                         2,000          2,022            2,000           2,022
---------------------------------------------------------------------------------------------------------------------
                                                                              2,022                            2,022
---------------------------------------------------------------------------------------------------------------------

Security Brokerage/Dealers--1.6%


                  Pro Forma Schedule of Investments (Unaudited)
                     STI Classic Funds Short-Term Bond Fund
                       Crest Funds Limited Term Bond Fund
                                November 30, 1998

                                                                                     -------------------------------
                                                                                         STI Classic Short-Term
                                                                                                  Bond
--------------------------------------------------------------------------------------------------------------------
Security                                                                                Par (000)     Value (000)
--------------------------------------------------------------------------------------------------------------------
Jefferies Group, Callable 05/01/99 @ 103                       8.875%       05/01/04
Salomon Brothers                                               7.125%       08/01/99
--------------------------------------------------------------------------------------------------------------------
                                                                                                                  -
--------------------------------------------------------------------------------------------------------------------

Utilities--2.8%
Bellsouth Savings                                              9.125%       07/01/03           1,640          1,794
Indiana & Michigan Power MTN                                   6.400%       03/01/00           2,250          2,284
NYNEX Credit MTN                                               6.900%       06/15/99           2,000          2,016
--------------------------------------------------------------------------------------------------------------------
                                                                                                              6,094
--------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations (Cost $86,144)                                                                   64,575
--------------------------------------------------------------------------------------------------------------------

U.S. Government Agency Obligation--0.5%
FFCB MTN                                                       7.125%       06/01/01
--------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency  Obligation (Cost $1,002)                                                            -
--------------------------------------------------------------------------------------------------------------------

U.S. Agency Mortgage Backed Obligations--23.3%
FHLB                                                           5.510%       02/06/01           2,750          2,785
FHLMC                                                          8.000%       01/01/00             354            364
FHLMC                                                          6.500%       12/01/00           1,540          1,562
FHLMC                                                          5.375%       04/13/00           1,000          1,010
FHLMC Pool E00412                                              7.000%       01/01/11
FHLMC Pool G10664                                              7.000%       02/01/12
FHLMC REMIC 1585 E                                             5.750%       06/15/16
FHLMC REMIC 2061 PC                                            6.250%       10/15/20
FNMA                                                           8.500%       11/01/01              21             21
FNMA Pool 250820                                               7.000%       01/01/27
FNMA Pool 251761                                               6.500%       06/01/13
FNMA Pool 397657                                               7.500%       09/01/27
FNMA Pool 401494                                               7.500%       10/01/27
FNMA Pool 401899                                               7.500%       12/01/27
FNMA Pool 404124                                               7.500%       12/01/27
FNMA Pool 411484                                               7.500%       12/01/27
FNMA Pool 414639                                               7.500%       11/01/27
FNMA Pool 419420                                               7.500%       03/01/28
FNMA Pool 420787                                               6.500%       06/01/13
FNMA Pool 420917                                               7.500%       09/01/26
FNMA Pool 423276                                               7.500%       01/01/28
FNMA Pool 429562                                               7.500%       06/01/28
FNMA Pool 439745                                               6.500%       09/01/13
FNMA Pool 444572                                               6.500%       09/01/13
FNMA REMIC 1992-199 A                                          5.250%       11/25/99
FNMA REMIC 1996-30 PC                                          7.000%       11/25/20
FNMA REMIC 1998-44 QD                                          6.000%       07/18/16
FNMA REMIC 1998-8 PB                                           6.250%       06/18/19

                                                      ------------------------------  -------------------------------
                                                           CrestFunds Limited
                                                                Term Bond                   Pro Forma Combined
---------------------------------------------------------------------------------------------------------------------
Security                                                Par (000)     Value (000)       Par (000)      Value (000)
---------------------------------------------------------------------------------------------------------------------
Jefferies Group, Callable 05/01/99 @ 103                        2,000          2,218            2,000           2,218
Salomon Brothers                                                1,300          1,316            1,300           1,316
----------------------------------------------------------------------------------------------------------------------
                                                                               3,534                            3,534
----------------------------------------------------------------------------------------------------------------------

Utilities--2.8%
Bellsouth Savings                                                                               1,640           1,794
Indiana & Michigan Power MTN                                                                    2,250           2,284
NYNEX Credit MTN                                                                                2,000           2,016
----------------------------------------------------------------------------------------------------------------------
                                                                                   -                            6,094
----------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations (Cost $86,144)                                    23,386                           87,961
----------------------------------------------------------------------------------------------------------------------

U.S. Government Agency Obligation--0.5%
FFCB MTN                                                        1,000          1,052            1,000           1,052
----------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency  Obligation (Cost $1,002)                         1,052                            1,052
----------------------------------------------------------------------------------------------------------------------

U.S. Agency Mortgage Backed Obligations--23.3%
FHLB                                                                                            2,750           2,785
FHLMC                                                                                             354             364
FHLMC                                                                                           1,540           1,562
FHLMC                                                                                           1,000           1,010
FHLMC Pool E00412                                               1,413          1,446            1,413           1,446
FHLMC Pool G10664                                               3,865          3,953            3,865           3,953
FHLMC REMIC 1585 E                                              1,593          1,592            1,593           1,592
FHLMC REMIC 2061 PC                                             1,200          1,218            1,200           1,218
FNMA                                                                                               21              21
FNMA Pool 250820                                                2,146          2,191            2,146           2,191
FNMA Pool 251761                                                2,816          2,858            2,816           2,858
FNMA Pool 397657                                                  934            960              934             960
FNMA Pool 401494                                                  873            898              873             898
FNMA Pool 401899                                                  908            934              908             934
FNMA Pool 404124                                                  665            683              665             683
FNMA Pool 411484                                                  853            877              853             877
FNMA Pool 414639                                                  804            827              804             827
FNMA Pool 419420                                                  861            886              861             886
FNMA Pool 420787                                                1,967          1,997            1,967           1,997
FNMA Pool 420917                                                  798            821              798             821
FNMA Pool 423276                                                  910            936              910             936
FNMA Pool 429562                                                  506            520              506             520
FNMA Pool 439745                                                1,963          1,992            1,963           1,992
FNMA Pool 444572                                                1,096          1,113            1,096           1,113
FNMA REMIC 1992-199 A                                             133            132              133             132
FNMA REMIC 1996-30 PC                                           2,600          2,652            2,600           2,652
FNMA REMIC 1998-44 QD                                           1,200          1,200            1,200           1,200
FNMA REMIC 1998-8 PB                                            2,575          2,658            2,575           2,658


                  Pro Forma Schedule of Investments (Unaudited)
                     STI Classic Funds Short-Term Bond Fund
                       Crest Funds Limited Term Bond Fund
                                November 30, 1998

                                                                                     -------------------------------
                                                                                         STI Classic Short-Term
                                                                                                  Bond
--------------------------------------------------------------------------------------------------------------------
Security                                                                                Par (000)     Value (000)
--------------------------------------------------------------------------------------------------------------------
FNMA TBA                                                       6.000%       12/15/13
GNMA Pool 359503                                               7.500%       04/15/24
GNMA Pool 359975                                               7.500%       01/15/24
GNMA Pool 398793                                               7.500%       07/15/26
GNMA Pool 399107                                               7.500%       02/15/27
GNMA Pool 410839                                               7.500%       11/15/25
GNMA Pool 417143                                               7.500%       10/15/25
GNMA Pool 431365                                               7.500%       10/15/26
GNMA Pool 439009                                               7.500%       10/15/26
GNMA Pool 439051                                               7.500%       02/15/27
GNMA Pool 443502                                               7.500%       07/15/27
GNMA Pool 780332                                               8.000%       11/15/09
GNMA TBA                                                       6.500%       12/17/28
GNMA TBA                                                       7.000%       12/17/28
--------------------------------------------------------------------------------------------------------------------
Total U.S. Agency Mortgage Backed Obligations (Cost $50,630)                                                  5,742
--------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities--12.7%
Advanta Credit Card Master Trust, Ser 1995 F A1                6.050%       08/01/03
American Express Master Trust, Ser 1192-2 A                    6.600%       05/15/00
Arcadia Auto Receivables Trust, Ser 1997-B, Cl A3              6.300%       07/16/01           2,412          2,423
Chase Credit Card Master Trust, Ser 1997-5 A                   6.194%       08/15/05
Chase Manhattan Grantor  Trust, Ser 1995 - B A                 5.900%       11/15/01
CoreStates Home Equity Trust, Ser 1994-1 A                     6.650%       05/15/09
Discover Card Master Trust, Ser 1997-2, Cl A                   6.792%       04/16/10           3,000          3,005
Discover Card Master Trust I, Ser 1998-4  A                    5.750%       10/16/03
EQCC Home Equity Loan Trust, Ser 1994-1 A                      5.800%       03/15/09
Equivantage, Ser 1996-1 A                                      6.550%       10/25/25
Metris Master Trust, Ser 1997-1, Cl A                          6.870%       10/20/05           2,000          2,066
Money Store Home Equity Trust, Cl B                            6.290%       01/15/06           3,214          3,210
Money Store Home Equity Trust, Cl B                            6.415%       04/15/10             973            972
SLMA, Cl A                                                     5.135%       04/25/04             671            664
SLMA, Cl A                                                     5.050%       10/25/04           1,470          1,468
SLMA, Cl A                                                     4.598%       04/25/06           4,092          4,035
Spiegel Master Trust, Ser 1995-A A                             7.500%       09/15/04
--------------------------------------------------------------------------------------------------------------------
Total Asset-Backed Securities (Cost $27,572)                                                                 17,843
--------------------------------------------------------------------------------------------------------------------

Mortgage Backed Securities--0.8%
Merrill Lynch Mortgage Investors, Ser 1998-C2 D (A)            6.957%       02/15/30
--------------------------------------------------------------------------------------------------------------------
Total Mortgage Backed Securities (Cost $1,812)                                                                    -
--------------------------------------------------------------------------------------------------------------------

Municipal Bond--0.5%
Los Angeles County, CA, Taxable GO, Ser A, AMBAC               8.000%       06/30/01
--------------------------------------------------------------------------------------------------------------------
Total Municipal Bond (Cost $997)                                                                                  -
--------------------------------------------------------------------------------------------------------------------

                                                      ------------------------------  -------------------------------
                                                           CrestFunds Limited
                                                                Term Bond                   Pro Forma Combined
---------------------------------------------------------------------------------------------------------------------
Security                                                Par (000)     Value (000)       Par (000)      Value (000)
---------------------------------------------------------------------------------------------------------------------
FNMA TBA                                                        3,000          3,001            3,000           3,001
GNMA Pool 359503                                                   57             59               57              59
GNMA Pool 359975                                                   58             60               58              60
GNMA Pool 398793                                                  349            361              349             361
GNMA Pool 399107                                                  523            540              523             540
GNMA Pool 410839                                                  427            441              427             441
GNMA Pool 417143                                                  329            340              329             340
GNMA Pool 431365                                                  455            470              455             470
GNMA Pool 439009                                                   59             61               59              61
GNMA Pool 439051                                                   27             28               27              28
GNMA Pool 443502                                                  423            437              423             437
GNMA Pool 780332                                                1,594          1,652            1,594           1,652
GNMA TBA                                                        1,500          1,515            1,500           1,515
GNMA TBA                                                        3,000          3,070            3,000           3,070
----------------------------------------------------------------------------------------------------------------------
Total U.S. Agency Mortgage Backed Obligations (Cost $50,630)                  45,379                           51,121
----------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities--12.7%
Advanta Credit Card Master Trust, Ser 1995 F A1                 1,000          1,017            1,000           1,017
American Express Master Trust, Ser 1192-2 A                     2,000          2,012            2,000           2,012
Arcadia Auto Receivables Trust, Ser 1997-B, Cl A3                                               2,412           2,423
Chase Credit Card Master Trust, Ser 1997-5 A                    1,280          1,319            1,280           1,319
Chase Manhattan Grantor  Trust, Ser 1995 - B A                    257            258              257             258
CoreStates Home Equity Trust, Ser 1994-1 A                        762            773              762             773
Discover Card Master Trust, Ser 1997-2, Cl A                                                    3,000           3,005
Discover Card Master Trust I, Ser 1998-4  A                     1,990          2,008            1,990           2,008
EQCC Home Equity Loan Trust, Ser 1994-1 A                         665            673              665             673
Equivantage, Ser 1996-1 A                                         832            850              832             850
Metris Master Trust, Ser 1997-1, Cl A                                                           2,000           2,066
Money Store Home Equity Trust, Cl B                                                             3,214           3,210
Money Store Home Equity Trust, Cl B                                                               973             972
SLMA, Cl A                                                                                        671             664
SLMA, Cl A                                                                                      1,470           1,468
SLMA, Cl A                                                                                      4,092           4,035
Spiegel Master Trust, Ser 1995-A A                              1,000          1,035            1,000           1,035
----------------------------------------------------------------------------------------------------------------------
Total Asset-Backed Securities (Cost $27,572)                                   9,945                           27,788
----------------------------------------------------------------------------------------------------------------------

Mortgage Backed Securities--0.8%
Merrill Lynch Mortgage Investors, Ser 1998-C2 D (A)             1,800          1,784            1,800           1,784
----------------------------------------------------------------------------------------------------------------------
Total Mortgage Backed Securities (Cost $1,812)                                 1,784                            1,784
----------------------------------------------------------------------------------------------------------------------

Municipal Bond--0.5%
Los Angeles County, CA, Taxable GO, Ser A, AMBAC                  940          1,000              940           1,000
----------------------------------------------------------------------------------------------------------------------
Total Municipal Bond (Cost $997)                                               1,000                            1,000
----------------------------------------------------------------------------------------------------------------------


                  Pro Forma Schedule of Investments (Unaudited)
                     STI Classic Funds Short-Term Bond Fund
                       Crest Funds Limited Term Bond Fund
                                November 30, 1998

                                                                                     -------------------------------
                                                                                         STI Classic Short-Term
                                                                                                  Bond
--------------------------------------------------------------------------------------------------------------------
Security                                                                                Par (000)     Value (000)
--------------------------------------------------------------------------------------------------------------------
Commercial Paper--1.4%
Citibank Capital Markets                                       5.530%       01/06/99
Peacock Funding                                                5.200%       02/11/99
--------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $2,973)                                                                              -
--------------------------------------------------------------------------------------------------------------------

Cash Equivalents--3.0%
SEI Daily Income Trust Prime Obligation Portfolio              5.010%                          2,935          2,935
Aim Liquid Assets Portfolio
--------------------------------------------------------------------------------------------------------------------
Total Cash Equivalent (Cost $6,557)                                                                           2,935
--------------------------------------------------------------------------------------------------------------------

Repurchase Agreement--2.1%
J.P. Morgan 5.57%, dated 11/30/98, matures 12/01/98
--------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreement (Cost $1,780)                                                                          -
--------------------------------------------------------------------------------------------------------------------

Total Investments --103.6%
   (Cost $224,272)                                                                                          136,657
--------------------------------------------------------------------------------------------------------------------

Other Asset and Liabilities --(3.6%)                                                                         (1,038)
--------------------------------------------------------------------------------------------------------------------

Net Assets -- 100%                                                                                          135,619
--------------------------------------------------------------------------------------------------------------------

                                                      ------------------------------  -------------------------------
                                                           CrestFunds Limited
                                                                Term Bond                   Pro Forma Combined
---------------------------------------------------------------------------------------------------------------------
Security                                                Par (000)     Value (000)       Par (000)      Value (000)
---------------------------------------------------------------------------------------------------------------------
Commercial Paper--1.4%
Citibank Capital Markets                                        1,000            994            1,000             994
Peacock Funding                                                 2,000          1,979            2,000           1,979
----------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $2,973)                                           2,973                            2,973
----------------------------------------------------------------------------------------------------------------------

Cash Equivalents--3.0%
SEI Daily Income Trust Prime Obligation Portfolio                                               2,935           2,935
Aim Liquid Assets Portfolio                                     3,622          3,622            3,622           3,622
----------------------------------------------------------------------------------------------------------------------
Total Cash Equivalent (Cost $6,557)                                            3,622                            6,557
----------------------------------------------------------------------------------------------------------------------

Repurchase Agreement--2.1%
J.P. Morgan 5.57%, dated 11/30/98, matures 12/01/98             1,780          1,780            1,780           1,780
----------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreement (Cost $1,780)                                       1,780                            1,780
----------------------------------------------------------------------------------------------------------------------

Total Investments --103.6%
   (Cost $224,272)                                                            90,921                          227,578
----------------------------------------------------------------------------------------------------------------------

Other Asset and Liabilities --(3.6%)                                          (6,941)                          (7,979)
----------------------------------------------------------------------------------------------------------------------

Net Assets -- 100%                                                            83,980                          219,599
----------------------------------------------------------------------------------------------------------------------


(A) Ajustable Rate Securities - The rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1998. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

AMBAC - American Municipal Bond Assurance
Cl - Class
FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortagage Corporation
FNMA - Federal National Mortgage Association
GNMA -  Government National Mortgage Association
GO - General Obligation
MTN - Medium Term Note
REMIC - Real Estate Mortgage Investment Conduit
Ser - Series
SLMA - Student Loan Marketing Association
STRIPS-Separate Trading of Registered Principal & Interest Securities TBA - To Be Announced

                  Pro Forma Schedule of Investments (Unaudited)
                STI Classic Funds U.S. Government Securities Fund
                        Crest Funds Government Bond Fund
                                November 30, 1998

                                                                                               ----------------------------------
                                                                                                        STI Classic U.S.
                                                                                                Government Securities Fund
---------------------------------------------------------------------------------------------------------------------------------
Security                                                                                           Par (000)      Value (000)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations--19.3%
U.S. Treasury Bonds                                                       7.750%        11/30/99     200             206
U.S. Treasury Bonds                                                       7.250%        05/15/16   1,000           1,224
U.S. Treasury Bonds                                                       6.875%        08/15/25   1,000           1,221
U.S. Treasury Bonds                                                       6.625%        02/15/27
U.S. Treasury Bonds                                                       6.125%        11/15/27
U.S. Treasury Bonds                                                       6.000%        02/15/26   2,000           2,199
U.S. Treasury Bonds                                                       5.250%        11/15/28
U.S. Treasury Notes                                                       8.500%        11/15/00   1,000           1,072
U.S. Treasury Notes                                                       8.000%        05/15/01     200             215
U.S. Treasury Notes                                                       7.500%        11/15/01     200             216
U.S. Treasury Notes                                                       7.500%        05/15/02     750             816
U.S. Treasury Notes                                                       7.250%        05/15/04     500             560
U.S. Treasury Notes                                                       7.875%        11/15/04     275             319
U.S. Treasury Notes                                                       7.500%        02/15/05     500             573
U.S. Treasury Notes                                                       6.500%        10/15/06   2,000           2,215
U.S. Treasury Notes                                                       6.625%        05/15/07   1,050           1,179
U.S. Treasury Notes                                                       7.625%        02/15/25     400             530
----------------------------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations  (Cost $ 18,226)                                                                  12,545
----------------------------------------------------------------------------------------------------------------------------------

U.S. Agency Mortgage-Backed Obligations--67.9%
FHLMC                                                                     6.000%        02/01/01      75              75
FHLMC                                                                     7.000%        01/01/09      81              83
FHLMC                                                                     7.000%        04/01/09     149             153
FHLMC                                                                     7.000%        04/01/09     118             121
FHLMC                                                                     7.000%        08/01/10     593             606
FHLMC                                                                     7.000%        05/01/12     843             863
FHLMC                                                                     6.500%        12/01/12   1,494           1,517
FHLMC REMIC 1934 E                                                        6.500%        02/15/12
FHLMC REMIC 2061 PC                                                       6.250%        10/15/20
FHLMC REMIC, Ser 2039, Cl PC                                              6.000%        05/15/09   1,000           1,001
FHLMC REMIC 1585 E                                                        5.750%        06/15/16
FHLMC Pool E00412                                                         7.000%        01/01/11
FHLMC Pool G10664                                                         7.000%        02/01/12
FHLMC Pool E66605                                                         6.500%        03/01/12
FNMA                                                                      6.000%        11/25/07     815             825
FNMA                                                                      7.500%        06/01/11     614             631
FNMA                                                                      7.000%        09/17/11     902             923
FNMA                                                                      7.000%        05/01/12     811             830
FNMA                                                                      7.000%        06/01/12     733             749
FNMA                                                                      7.000%        07/01/12     791             809
FNMA                                                                      7.000%        10/25/16     635             648
FNMA                                                                      6.500%        07/01/18   1,028           1,040
FNMA                                                                      6.290%        08/01/18   1,494           1,496

                                                          ------------------------------- ----------------------------------
                                                              CrestFunds Government
                                                                    Bond Fund                    Pro Forma Combined
----------------------------------------------------------------------------------------------------------------------------
Security                                                    Par (000)      Value (000)        Par (000)      Value (000)
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations--19.3%
U.S. Treasury Bonds                                                                             200             206
U.S. Treasury Bonds                                                                           1,000           1,224
U.S. Treasury Bonds                                                                           1,000           1,221
U.S. Treasury Bonds                                           960           1,144               960           1,144
U.S. Treasury Bonds                                         3,795           4,283             3,795           4,283
U.S. Treasury Bonds                                                                           2,000           2,199
U.S. Treasury Bonds                                         1,500           1,541             1,500           1,541
U.S. Treasury Notes                                                                           1,000           1,072
U.S. Treasury Notes                                                                             200             215
U.S. Treasury Notes                                                                             200             216
U.S. Treasury Notes                                                                             750             816
U.S. Treasury Notes                                                                             500             560
U.S. Treasury Notes                                                                             275             319
U.S. Treasury Notes                                                                             500             573
U.S. Treasury Notes                                                                           2,000           2,215
U.S. Treasury Notes                                                                           1,050           1,179
U.S. Treasury Notes                                                                             400             530
---------------------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations  (Cost $ 18,226)                            6,968                            19,513
---------------------------------------------------------------------------------------------------------------------------

U.S. Agency Mortgage-Backed Obligations--67.9%
FHLMC                                                                                            75              75
FHLMC                                                                                            81              83
FHLMC                                                                                           149             153
FHLMC                                                                                           118             121
FHLMC                                                                                           593             606
FHLMC                                                                                           843             863
FHLMC                                                                                         1,494           1,517
FHLMC REMIC 1934 E                                          1,856           1,905             1,856           1,905
FHLMC REMIC 2061 PC                                         1,260           1,279             1,260           1,279
FHLMC REMIC, Ser 2039, Cl PC                                                                  1,000           1,001
FHLMC REMIC 1585 E                                          1,045           1,044             1,045           1,044
FHLMC Pool E00412                                             347             355               347             355
FHLMC Pool G10664                                           1,189           1,217             1,189           1,217
FHLMC Pool E66605                                           2,945           2,990             2,945           2,990
FNMA                                                                                            815             825
FNMA                                                                                            614             631
FNMA                                                                                            902             923
FNMA                                                                                            811             830
FNMA                                                                                            733             749
FNMA                                                                                            791             809
FNMA                                                                                            635             648
FNMA                                                                                          1,028           1,040
FNMA                                                                                          1,494           1,496


                  Pro Forma Schedule of Investments (Unaudited)
                STI Classic Funds U.S. Government Securities Fund
                        Crest Funds Government Bond Fund
                                November 30, 1998

                                                                                              ----------------------------------
                                                                                                       STI Classic U.S.
                                                                                                     Government Securities Fund
---------------------------------------------------------------------------------------------------------------------------------
Security                                                                                          Par (000)      Value (000)
---------------------------------------------------------------------------------------------------------------------------------
FNMA                                                                     6.500%        08/01/18     985             992
FNMA                                                                     7.500%        04/01/27     692             712
FNMA                                                                     6.000%        03/01/28   1,005             992
FNMA                                                                     6.500%        03/01/28     843             849
FNMA REMIC, Ser 1990-143, Cl J                                           8.750%        12/25/20      87              91
FNMA REMIC, Ser 1993-156, Cl B                                           6.500%        04/25/18     100             102
FNMA REMIC, Ser 1996-68, Cl C                                            6.500%        08/18/18   1,000           1,006
FNMA REMIC, Ser 1996-9, Cl H                                             6.500%        11/25/13   1,337           1,358
FNMA REMIC, Ser 1997-34, Cl VC                                           7.500%        05/01/12   1,000           1,031
FNMA REMIC, Ser 1997-6, Cl H                                             7.000%        08/18/08   1,058           1,102
FNMA REMIC 1996-30 PC                                                    7.000%        11/25/20
FNMA REMIC, Ser G93-40, Cl VC                                            6.500%        08/25/10     261             260
FNMA REMIC 1997-63-PC                                                    6.500%        03/18/26
FNMA REMIC 1997-42 ZC                                                    6.500%        07/18/27
FNMA REMIC 1998-8 PB                                                     6.250%        06/18/19
FNMA REMIC 1998-17 TC                                                    6.250%        08/18/21
FNMA REMIC 1998-44 QD                                                    6.000%        07/18/16
FNMA Pool 250820                                                         7.000%        01/01/27
FNMA Pool 251761                                                         6.500%        06/01/13
FNMA Pool 420787                                                         6.500%        06/01/13
FNMA Pool 444572                                                         6.500%        09/01/13
FNMA TBA                                                                 6.000%        12/15/13
GNMA                                                                     7.500%        10/20/09      47              48
GNMA                                                                     8.250%        01/15/12      67              69
GNMA                                                                     9.000%        04/15/17     297             316
GNMA                                                                     8.500%        05/15/17     695             736
GNMA                                                                    10.000%        06/15/19       2               3
GNMA                                                                     7.500%        05/15/22     444             459
GNMA                                                                     7.000%        11/15/22     392             402
GNMA                                                                     8.000%        02/15/23      23              24
GNMA                                                                     8.500%        03/15/23      45              47
GNMA                                                                     7.500%        04/15/23     113             116
GNMA                                                                     7.500%        09/15/23     738             763
GNMA                                                                     6.500%        10/15/23     894             904
GNMA                                                                     7.000%        01/15/24     127             130
GNMA                                                                     7.500%        04/15/24     674             697
GNMA                                                                     7.000%        06/15/24     752             770
GNMA                                                                     8.000%        08/15/24      67              69
GNMA                                                                     8.000%        09/15/24      20              21
GNMA                                                                     8.000%        10/15/24      20              21
GNMA                                                                     8.000%        11/15/24      23              24
GNMA                                                                     8.500%        12/15/24      55              59
GNMA                                                                     8.500%        02/15/25      17              17
GNMA                                                                     7.000%        12/15/25     432             443

                                                             --------------------------------- ----------------------------------
                                                                   CrestFunds Government
                                                                         Bond Fund                     Pro Forma Combined
---------------------------------------------------------------------------------------------------------------------------------
Security                                                         Par (000)      Value (000)        Par (000)      Value (000)
---------------------------------------------------------------------------------------------------------------------------------
FNMA                                                                                                  985             992
FNMA                                                                                                  692             712
FNMA                                                                                                1,005             992
FNMA                                                                                                  843             849
FNMA REMIC, Ser 1990-143, Cl J                                                                         87              91
FNMA REMIC, Ser 1993-156, Cl B                                                                        100             102
FNMA REMIC, Ser 1996-68, Cl C                                                                       1,000           1,006
FNMA REMIC, Ser 1996-9, Cl H                                                                        1,337           1,358
FNMA REMIC, Ser 1997-34, Cl VC                                                                      1,000           1,031
FNMA REMIC, Ser 1997-6, Cl H                                                                        1,058           1,102
FNMA REMIC 1996-30 PC                                            2,000           2,040              2,000           2,040
FNMA REMIC, Ser G93-40, Cl VC                                                                         261             260
FNMA REMIC 1997-63-PC                                            1,140           1,186              1,140           1,186
FNMA REMIC 1997-42 ZC                                            1,535           1,513              1,535           1,513
FNMA REMIC 1998-8 PB                                             1,140           1,177              1,140           1,177
FNMA REMIC 1998-17 TC                                              910             923                910             923
FNMA REMIC 1998-44 QD                                            1,260           1,260              1,260           1,260
FNMA Pool 250820                                                 1,106           1,129              1,106           1,129
FNMA Pool 251761                                                   348             353                348             353
FNMA Pool 420787                                                 1,314           1,333              1,314           1,333
FNMA Pool 444572                                                   207             211                207             211
FNMA TBA                                                         1,400           1,400              1,400           1,400
GNMA                                                                                                   47              48
GNMA                                                                                                   67              69
GNMA                                                                                                  297             316
GNMA                                                                                                  695             736
GNMA                                                                                                    2               3
GNMA                                                                                                  444             459
GNMA                                                                                                  392             402
GNMA                                                                                                   23              24
GNMA                                                                                                   45              47
GNMA                                                                                                  113             116
GNMA                                                                                                  738             763
GNMA                                                                                                  894             904
GNMA                                                                                                  127             130
GNMA                                                                                                  674             697
GNMA                                                                                                  752             770
GNMA                                                                                                   67              69
GNMA                                                                                                   20              21
GNMA                                                                                                   20              21
GNMA                                                                                                   23              24
GNMA                                                                                                   55              59
GNMA                                                                                                   17              17
GNMA                                                                                                  432             443


                  Pro Forma Schedule of Investments (Unaudited)
                STI Classic Funds U.S. Government Securities Fund
                        Crest Funds Government Bond Fund
                                November 30, 1998

                                                                                              ----------------------------------
                                                                                                       STI Classic U.S.
                                                                                                     Government Securities Fund
---------------------------------------------------------------------------------------------------------------------------------
Security                                                                                          Par (000)      Value (000)
---------------------------------------------------------------------------------------------------------------------------------
GNMA                                                                     6.500%        02/15/28     983             993
GNMA                                                                     6.500%        05/20/28   1,969           1,989
GNMA                                                                     6.500%        09/15/28   1,993           2,014
GNMA Pool 780332                                                         8.000%        11/15/09
GNMA Pool 780429                                                         7.500%        09/15/26
GNMA Pool 459912                                                         7.500%        01/15/28
GNMA Pool 451900                                                         7.500%        07/12/27
GNMA Pool 429989                                                         7.500%        10/15/27
GNMA Pool 423454                                                         7.500%        01/15/26
GNMA Pool 780651                                                         7.000%        10/15/27
GNMA Pool 780525                                                         7.000%        03/15/27
GNMA Pool 460535                                                         7.000%        01/15/28
GNMA Pool 456308                                                         7.000%        11/15/27
GNMA Pool 454996                                                         7.000%        12/15/27
GNMA Pool 452647                                                         7.000%        11/15/27
GNMA Pool 452415                                                         7.000%        09/15/27
GNMA Pool 449499                                                         7.000%        01/15/28
GNMA Pool 445361                                                         7.000%        11/15/27
GNMA Pool 445282                                                         7.000%        12/15/27
GNMA Pool 445209                                                         7.000%        10/15/27
GNMA Pool 443942                                                         7.000%        04/15/27
GNMA Pool 433528                                                         7.000%        01/15/28
GNMA Pool 384994                                                         7.000%        12/15/27
GNMA Pool 353917                                                         7.000%        10/15/27
GNMA Pool 483637                                                         6.500%        09/15/28
GNMA Pool 475841                                                         6.500%        06/15/28
GNMA Pool 468226                                                         6.500%        09/15/28
GNMA Pool 465677                                                         6.500%        03/15/28
GNMA Pool 456254                                                         6.500%        04/15/28
GNMA Pool 352020                                                         6.500%        11/15/23
GNMA Pool 361275                                                         6.500%        11/15/23
GNMA REMIC, Ser 1995-6A, Cl E                                            7.500%        05/20/23   1,000           1,021
GNMA REMIC, Ser 1998-9, Cl D                                             6.500%        08/20/24   1,000             999
GNMA TBA                                                                 7.000%        12/17/28
GNMA TBA                                                                 6.500%        12/17/28
---------------------------------------------------------------------------------------------------------------------------------
Total U.S. Agency Mortgage-Backed Obligations  (Cost $ 67,639)                                   34,019
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                -
Corporate Obligations --4.7%
Banks--0.2%
Capital One MTN                                                          6.830%        05/17/99
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               -
---------------------------------------------------------------------------------------------------------------------------------

Communications Equipment--1.0%
US Cellular, Callable 08/15/04 @ 100                                     7.250%        08/15/07
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                -
---------------------------------------------------------------------------------------------------------------------------------

                                                              --------------------------------- ----------------------------------
                                                                    CrestFunds Government
                                                                          Bond Fund                     Pro Forma Combined
---------------------------------------------------------------------------------------------------------------------------------
Security                                                          Par (000)      Value (000)        Par (000)      Value (000)
---------------------------------------------------------------------------------------------------------------------------------
GNMA                                                                                                 983             993
GNMA                                                                                               1,969           1,989
GNMA                                                                                               1,993           2,014
GNMA Pool 780332                                                  1,031          1,068             1,031           1,068
GNMA Pool 780429                                                    762            788               762             788
GNMA Pool 459912                                                    384            397               384             397
GNMA Pool 451900                                                    390            403               390             403
GNMA Pool 429989                                                     50             52                50              52
GNMA Pool 423454                                                    488            505               488             505
GNMA Pool 780651                                                    727            745               727             745
GNMA Pool 780525                                                    270            276               270             276
GNMA Pool 460535                                                    851            872               851             872
GNMA Pool 456308                                                    276            283               276             283
GNMA Pool 454996                                                    786            804               786             804
GNMA Pool 452647                                                    855            875               855             875
GNMA Pool 452415                                                     73             74                73              74
GNMA Pool 449499                                                    291            298               291             298
GNMA Pool 445361                                                     65             66                65              66
GNMA Pool 445282                                                     71             73                71              73
GNMA Pool 445209                                                     70             72                70              72
GNMA Pool 443942                                                    833            853               833             853
GNMA Pool 433528                                                    160            164               160             164
GNMA Pool 384994                                                     50             52                50              52
GNMA Pool 353917                                                     80             82                80              82
GNMA Pool 483637                                                    449            454               449             454
GNMA Pool 475841                                                     42             42                42              42
GNMA Pool 468226                                                    569            575               569             575
GNMA Pool 465677                                                    149            150               149             150
GNMA Pool 456254                                                     88             89                88              89
GNMA Pool 352020                                                    830            839               830             839
GNMA Pool 361275                                                    377            381               377             381
GNMA REMIC, Ser 1995-6A, Cl E                                                                      1,000           1,021
GNMA REMIC, Ser 1998-9, Cl D                                                                       1,000             999
GNMA TBA                                                            700            707               700             707
GNMA TBA                                                          1,400          1,433             1,400           1,433
---------------------------------------------------------------------------------------------------------------------------------
Total U.S. Agency Mortgage-Backed Obligations  (Cost $ 67,639)                  34,787                            68,806
---------------------------------------------------------------------------------------------------------------------------------

Corporate Obligations --4.7%
Banks--0.2%
Capital One MTN                                                      250           251              250              251
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   251                               251
---------------------------------------------------------------------------------------------------------------------------------

Communications Equipment--1.0%
US Cellular, Callable 08/15/04 @ 100                               1,000         1,048            1,000            1,048
---------------------------------------------------------------------------------------------------------------------------------
                                                                                 1,048                             1,048
---------------------------------------------------------------------------------------------------------------------------------


                  Pro Forma Schedule of Investments (Unaudited)
                STI Classic Funds U.S. Government Securities Fund
                        Crest Funds Government Bond Fund
                                November 30, 1998

                                                                                             -------------------------------------
                                                                                                          STI Classic U.S.
                                                                                                   Government Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
Security                                                                                         Par (000)           Value (000)
----------------------------------------------------------------------------------------------------------------------------------
Financial Services--1.0%
Macsaver Financial Services                                            7.400%        02/15/02
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         -
----------------------------------------------------------------------------------------------------------------------------------

Food, Beverage & Tobacco--0.6%
Philip Morris                                                          7.625%        05/15/02
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          -
----------------------------------------------------------------------------------------------------------------------------------

Petroleum & Fuel Products--0.7%
Petroleum Geo-Services                                                 7.125%        03/30/28
----------------------------------------------------------------------------------------------------------------------------------
Total Petroleum & Fuel Products                                                                                           -
----------------------------------------------------------------------------------------------------------------------------------

Security Brokerage/Dealers--1.1%
Jefferies Group, Callable 05/01/99 @ 103                               8.875%        05/01/04
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          -
----------------------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations (Cost $4,613)
----------------------------------------------------------------------------------------------------------------------------------

Asset Backed Securities--2.9%
AFG Receivables Trust, Ser 1997-A A                                    6.350%        10/31/02
Chase Credit Card Master Trust, Ser 1997-5 A                           6.194%        08/15/05
Discover Card Master Trust I, Ser 1998-4 A                             5.750%        10/16/03
EQCC Home Equity Loan Trust, Ser 1994-1 A                              5.800%        03/15/09
Olympic Automobile Receivables Trust, Ser 1995-D A4                    6.050%        11/15/00
----------------------------------------------------------------------------------------------------------------------------------
Total Asset Backed Securities (Cost $2,938)                                                                               -
----------------------------------------------------------------------------------------------------------------------------------

Mortgage Backed Securities--1.1%
Merrill Lynch Mortgage Investors, Ser 1998-C2 D (A)                    7.116%        12/01/98
----------------------------------------------------------------------------------------------------------------------------------
Total Mortgage-Backed Securities (Cost $1,108)                                                                            -
----------------------------------------------------------------------------------------------------------------------------------

Municipal Bond--0.6%
Los Angeles County, CA, Taxable GO, Ser A, AMBAC                       8.000%        06/30/01
----------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bond (Cost $615)                                                                                          -
----------------------------------------------------------------------------------------------------------------------------------

Cash Equivalents--4.7%
Aim Liquid Assets Portfolio
SEI Daily Income Trust Government II Portfolio                                                   2,228                2,228
SEI Daily Income Trust Treasury II Portfolio                                                        31                   31
----------------------------------------------------------------------------------------------------------------------------------
Total Cash Equivalents (Cost $4,790)                                                                                  2,259
----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement--2.2%
J.P. Morgan  5.45%, dated 11/30/98, matures 12/01/98
----------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $2,273)                                                                                        -
----------------------------------------------------------------------------------------------------------------------------------

                                                               ------------------------------- ------------------------------------
                                                                    CrestFunds Government
                                                                          Bond Fund                         Pro Forma Combined
-----------------------------------------------------------------------------------------------------------------------------------
Security                                                           Par (000)      Value (000)         Par (000)      Value (000)
-----------------------------------------------------------------------------------------------------------------------------------
Financial Services--1.0%
Macsaver Financial Services                                        1,000             991              1,000             991
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     991                                991
-----------------------------------------------------------------------------------------------------------------------------------

Food, Beverage & Tobacco--0.6%
Philip Morris                                                        550             580                550             580
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     580                                580
-----------------------------------------------------------------------------------------------------------------------------------

Petroleum & Fuel Products--0.7%
Petroleum Geo-Services                                               765             734                765             734
-----------------------------------------------------------------------------------------------------------------------------------
Total Petroleum & Fuel Products                                                      734                                734
-----------------------------------------------------------------------------------------------------------------------------------

Security Brokerage/Dealers--1.1%
Jefferies Group, Callable 05/01/99 @ 103                           1,000           1,109              1,000           1,109
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   1,109                              1,109
-----------------------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations (Cost $4,613)                                                                             4,713
-----------------------------------------------------------------------------------------------------------------------------------

Asset Backed Securities--2.9%
AFG Receivables Trust, Ser 1997-A A                                  516             519                516             519
Chase Credit Card Master Trust, Ser 1997-5 A                         845             871                845             871
Discover Card Master Trust I, Ser 1998-4 A                         1,180           1,191              1,180           1,191
EQCC Home Equity Loan Trust, Ser 1994-1 A                             69              69                 69              69
Olympic Automobile Receivables Trust, Ser 1995-D A4                  319             320                319             320
-----------------------------------------------------------------------------------------------------------------------------------
Total Asset Backed Securities (Cost $2,938)                                        2,970                              2,970
-----------------------------------------------------------------------------------------------------------------------------------

Mortgage Backed Securities--1.1%
Merrill Lynch Mortgage Investors, Ser 1998-C2 D (A)                1,100           1,090              1,100           1,090
-----------------------------------------------------------------------------------------------------------------------------------
Total Mortgage-Backed Securities (Cost $1,108)                                     1,090                              1,090
-----------------------------------------------------------------------------------------------------------------------------------

Municipal Bond--0.6%
Los Angeles County, CA, Taxable GO, Ser A, AMBAC                     580             617                580             617
-----------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bond (Cost $615)                                                     617                                617
-----------------------------------------------------------------------------------------------------------------------------------

Cash Equivalents--4.7%
Aim Liquid Assets Portfolio                                        2,531           2,531              2,531           2,531
SEI Daily Income Trust Government II Portfolio                                                        2,228           2,228
SEI Daily Income Trust Treasury II Portfolio                                                             31              31
-----------------------------------------------------------------------------------------------------------------------------------
Total Cash Equivalents (Cost $4,790)                                               2,531                              4,790
-----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement--2.2%
J.P. Morgan  5.45%, dated 11/30/98, matures 12/01/98               2,273           2,273              2,273           2,273
-----------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $2,273)                                          2,273                              2,273
-----------------------------------------------------------------------------------------------------------------------------------


                  Pro Forma Schedule of Investments (Unaudited)
                STI Classic Funds U.S. Government Securities Fund
                        Crest Funds Government Bond Fund
                                November 30, 1998

                                                                                         ------------------------------------
                                                                                                   STI Classic U.S.
                                                                                                  Government Securities Fund
-----------------------------------------------------------------------------------------------------------------------------
Security                                                                                     Par (000)       Value (000)
-----------------------------------------------------------------------------------------------------------------------------
Total Investments --103.5%
   (Cost $102,202)                                                                                           48,823
-----------------------------------------------------------------------------------------------------------------------------

Other Asset and Liabilities --(3.5%)                                                                             (9)
-----------------------------------------------------------------------------------------------------------------------------

Net Assets -- 100%                                                                                           48,814
-----------------------------------------------------------------------------------------------------------------------------

                                                              ---------------------------------- ---------------------------------
                                                                    CrestFunds Government
                                                                           Bond Fund                    Pro Forma Combined
----------------------------------------------------------------------------------------------------------------------------------
Security                                                          Par (000)      Value (000)         Par (000)      Value (000)
----------------------------------------------------------------------------------------------------------------------------------
Total Investments --103.5%
   (Cost $102,202)                                                               55,949                           104,772
----------------------------------------------------------------------------------------------------------------------------------

Other Asset and Liabilities --(3.5%)                                             (3,501)                           (3,510)
----------------------------------------------------------------------------------------------------------------------------------

Net Assets -- 100%                                                               52,448                           101,262
----------------------------------------------------------------------------------------------------------------------------------


(A) Adjustable Rate Securities - The rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1998. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

AMBAC - American Municipal Bond Assurance
Cl - Class
FHLMC - Federal Home Loan Mortagage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
GO - General Obligation
MTN - Medium Term Note
REMIC - Real Estate Mortgage Investment Conduit
Ser - Series
TBA - To Be Announced

                  Pro Forma Schedule of Investments (Unaudited)
                  STI Classic Funds Small Cap Growth Stock Fund
                         Crest Funds Special Equity Fund
                                November 30, 1998

                                                                                     -----------------------------------------
                                                                                               STI Small Cap Growth
                                                                                                    Stock Fund
------------------------------------------------------------------------------------------------------------------------------
Security                                                                                  Shares            Value (000)
------------------------------------------------------------------------------------------------------------------------------
Common Stocks--96.4%
Basic Materials--3.9%
Alpha Industries*                                                                               4,870                     107
Applied Signal Technology*                                                                      6,105                      73
Arterial Vascular*                                                                              2,795                     137
Astec Industries *                                                                              1,460                      76
Avant!*                                                                                         6,150                     103
Centex Construction Products                                                                    2,585                      92
LTV
NCI Building Systems *                                                                          2,100                      51
Pure World Cosmetics*                                                                          10,975                     101
Solutia
Southdown
Stillwater Mining Co*                                                                           2,625                      96
------------------------------------------------------------------------------------------------------------------------------
Total Basic Materials                                                                                                     836
------------------------------------------------------------------------------------------------------------------------------

Capital Goods--15.3%
AFC Cable Systems*                                                                              2,260                      67
American Woodmark                                                                               3,485                     106
Avondale Industries*
Champion Enterprises *                                                                          3,985                      89
Coflexip-Sponsored*                                                                             2,165                      79
Comverse Technology*
Corsair Communications*
Crane
DII Group *
DR Horton
Ducommun *                                                                                      1,800                      30
Dycom Industry*                                                                                 2,415                      95
Elcor                                                                                           2,500                      77
Exide
Foster Wheeler
General Instrument*
Giant Cement Holding*
Gulf Island Fabrication*                                                                        3,930                      29
JLG Industries                                                                                  3,510                      58
Kellstrom Industries *                                                                          4,200                     103
LSI Industries                                                                                  3,075                      65
Manitowoc                                                                                       1,730                      69
MIPS Technologies*
Myers Industries                                                                                3,100                      70
National R.V. Holdings*                                                                         4,125                     109
Navistar International*                                                                         3,175                      82

                                                ---------------------------------------- -----------------------------------------
                                                          CrestFunds Special
                                                              Equity Fund                           Pro Forma Combined
----------------------------------------------------------------------------------------------------------------------------------
Security                                            Shares            Value (000)             Shares            Value (000)
----------------------------------------------------------------------------------------------------------------------------------
Common Stocks--96.4%
Basic Materials--3.9%
Alpha Industries*                                                                                   4,870                     107
Applied Signal Technology*                                                                          6,105                      73
Arterial Vascular*                                                                                  2,795                     137
Astec Industries *                                                                                  1,460                      76
Avant!*                                                                                             6,150                     103
Centex Construction Products                             13,000                     461            15,585                     553
LTV                                                     105,000                     578           105,000                     578
NCI Building Systems *                                                                              2,100                      51
Pure World Cosmetics*                                                                              10,975                     101
Solutia                                                  40,000                     895            40,000                     895
Southdown                                                27,300                   1,590            27,300                   1,590
Stillwater Mining Co*                                                                               2,625                      96
----------------------------------------------------------------------------------------------------------------------------------
Total Basic Materials                                                             3,524                                     4,360
----------------------------------------------------------------------------------------------------------------------------------

Capital Goods--15.3%
AFC Cable Systems*                                       75,000                   2,222            77,260                   2,289
American Woodmark                                                                                   3,485                     106
Avondale Industries*                                     32,000                     884            32,000                     884
Champion Enterprises *                                                                              3,985                      89
Coflexip-Sponsored*                                                                                 2,165                      79
Comverse Technology*                                     45,150                   2,596            45,150                   2,596
Corsair Communications*                                  95,000                     427            95,000                     427
Crane                                                    50,000                   1,616            50,000                   1,616
DII Group *                                              40,000                     835            40,000                     835
DR Horton                                                52,000                     982            52,000                     982
Ducommun *                                                                                          1,800                      30
Dycom Industry*                                                                                     2,415                      95
Elcor                                                                                               2,500                      77
Exide                                                    20,000                     349            20,000                     349
Foster Wheeler                                               60                   1,028                60                   1,028
General Instrument*                                      32,500                     914            32,500                     914
Giant Cement Holding*                                    30,000                     720            30,000                     720
Gulf Island Fabrication*                                                                            3,930                      29
JLG Industries                                                                                      3,510                      58
Kellstrom Industries *                                                                              4,200                     103
LSI Industries                                                                                      3,075                      65
Manitowoc                                                                                           1,730                      69
MIPS Technologies*                                       15,000                     363            15,000                     363
Myers Industries                                                                                    3,100                      70
National R.V. Holdings*                                                                             4,125                     109
Navistar International*                                  39,000                   1,009            42,175                   1,091


                  Pro Forma Schedule of Investments (Unaudited)
                  STI Classic Funds Small Cap Growth Stock Fund
                         Crest Funds Special Equity Fund
                                November 30, 1998

                                                                                  -----------------------------------------
                                                                                            STI Small Cap Growth
                                                                                                 Stock Fund
---------------------------------------------------------------------------------------------------------------------------
Security                                                                               Shares            Value (000)
---------------------------------------------------------------------------------------------------------------------------
Pentair                                                                                      1,795                      68
Reliance Steel & Aluminum                                                                    2,090                      64
Sps Technologies*                                                                            1,410                      81
Stanley Furniture*                                                                           4,905                      83
Superior Industries International
Superior TeleCom                                                                             2,045                      89
Transwitch*                                                                                  2,830                      79
Tredegar Industries                                                                          2,550                      60
USG*                                                                                         1,780                      88
Varlen                                                                                       3,441                      91
---------------------------------------------------------------------------------------------------------------------------
Total Capital Goods                                                                                                  1,831
---------------------------------------------------------------------------------------------------------------------------

Communication Services--3.7%
ECI Telecommunications                                                                       3,405                     122
Flextronics International*                                                                   1,220                      81
Gilat Satellite Networks Limited*                                                            1,810                      92
Hyperion Telecommunications, Cl A*
Pacific Gateway Exchange*
Polycom*                                                                                     6,315                     112
Tel-Save Holdings*
---------------------------------------------------------------------------------------------------------------------------
Total Communication Services                                                                                           407
---------------------------------------------------------------------------------------------------------------------------

Consumer Cyclicals--17.8%
American Eagle Outfitters*                                                                   1,950                     116
Ann Taylor Stores*                                                                           3,340                     110
Avis Rent A Car*
Barnes & Noble*
Blyth Industries*                                                                            2,785                      95
Brinker International*                                                                       3,370                      86
Buckle*                                                                                      3,595                      92
Cato, Cl A                                                                                   6,320                      86
Chicos*                                                                                      5,800                     127
CHS Electronics*                                                                             8,300                     123
Consolidated Graphics*                                                                       1,805                     104
Correctional Services*                                                                       7,170                      83
Craftmade International                                                                      7,535                      88
Cutter & Buck*                                                                               3,915                     113
Cybex Computer Products*                                                                     2,305                      96
DSP Group*
Empi*                                                                                        4,935                     111
Ethan Allen Interiors
First Years                                                                                  6,860                     115
Fossil*                                                                                      4,855                     134
Highwoods Properties                                                                         2,405                      65

                                                 ---------------------------------------- -----------------------------------------
                                                           CrestFunds Special
                                                               Equity Fund                           Pro Forma Combined
-----------------------------------------------------------------------------------------------------------------------------------
Security                                             Shares            Value (000)             Shares            Value (000)
-----------------------------------------------------------------------------------------------------------------------------------
Pentair                                                                                              1,795                      68
Reliance Steel & Aluminum                                                                            2,090                      64
Sps Technologies*                                                                                    1,410                      81
Stanley Furniture*                                                                                   4,905                      83
Superior Industries International                         37,000                     962            37,000                     962
Superior TeleCom                                                                                     2,045                      89
Transwitch*                                               15,000                     418            17,830                     497
Tredegar Industries                                                                                  2,550                      60
USG*                                                                                                 1,780                      88
Varlen                                                                                               3,441                      91
-----------------------------------------------------------------------------------------------------------------------------------
Total Capital Goods                                                               15,325                                    17,156
-----------------------------------------------------------------------------------------------------------------------------------

Communication Services--3.7%
ECI Telecommunications                                                                               3,405                     122
Flextronics International*                                12,000                     798            13,220                     879
Gilat Satellite Networks Limited*                                                                    1,810                      92
Hyperion Telecommunications, Cl A*                       145,000                   1,577           145,000                   1,577
Pacific Gateway Exchange*                                 15,000                     671            15,000                     671
Polycom*                                                                                             6,315                     112
Tel-Save Holdings*                                        55,000                     657            55,000                     657
-----------------------------------------------------------------------------------------------------------------------------------
Total Communication Services                                                       3,703                                     4,110
-----------------------------------------------------------------------------------------------------------------------------------

Consumer Cyclicals--17.8%
American Eagle Outfitters*                                19,000                   1,135            20,950                   1,251
Ann Taylor Stores*                                        15,000                     494            18,340                     604
Avis Rent A Car*                                          27,000                     569            27,000                     569
Barnes & Noble*                                           20,000                     663            20,000                     663
Blyth Industries*                                                                                    2,785                      95
Brinker International*                                                                               3,370                      86
Buckle*                                                   17,000                     436            20,595                     528
Cato, Cl A                                                                                           6,320                      86
Chicos*                                                                                              5,800                     127
CHS Electronics*                                                                                     8,300                     123
Consolidated Graphics*                                                                               1,805                     104
Correctional Services*                                                                               7,170                      83
Craftmade International                                                                              7,535                      88
Cutter & Buck*                                                                                       3,915                     113
Cybex Computer Products*                                                                             2,305                      96
DSP Group*                                                60,000                   1,226            60,000                   1,226
Empi*                                                                                                4,935                     111
Ethan Allen Interiors                                     14,000                     553            14,000                     553
First Years                                                                                          6,860                     115
Fossil*                                                                                              4,855                     134
Highwoods Properties                                                                                 2,405                      65


                  Pro Forma Schedule of Investments (Unaudited)
                  STI Classic Funds Small Cap Growth Stock Fund
                         Crest Funds Special Equity Fund
                                November 30, 1998

                                                                               -----------------------------------------
                                                                                         STI Small Cap Growth
                                                                                              Stock Fund
------------------------------------------------------------------------------------------------------------------------
Security                                                                            Shares            Value (000)
------------------------------------------------------------------------------------------------------------------------
Interim Services*
Juno Lighting                                                                             3,485                      81
K-Swiss, Cl A                                                                             4,145                     118
La-Z-Boy Chair                                                                            2,175                      36
Labor Ready*                                                                              3,970                      87
Liberty Property Trust                                                                    2,800                      69
Mail-Well*
MDC Holdings                                                                              4,935                      91
Media Arts Group*                                                                         7,385                     108
Men's Wearhouse*
Metamor Worldwide*
Mohawk Industries*                                                                        3,015                     112
Monaco Coach*                                                                             3,370                     101
Movado Group                                                                              3,560                      72
Onsale Inc*
Oshkosh B'gosh, Cl A                                                                      5,010                     120
Pacific Sunwear of California*                                                            4,060                      60
Pier 1 Imports
Quiksilver*                                                                               2,795                      68
Renters Choice*
Rent-Way*                                                                                 3,050                      83
Salton/Maxim Housewares*                                                                  4,795                      89
SCP Pool*                                                                                 5,650                      88
Select Appointments Holdings ADR*                                                         4,490                      90
Staffmark*                                                                                4,530                     105
Standard Pacific                                                                          9,145                      89
Steven Madden Ltd*                                                                       14,785                      99
Sykes Enterprises*                                                                        4,685                      95
Syntel *                                                                                  3,150                      43
Tarrant Apparel Group*                                                                    4,005                     131
theglobe.com*
TMP Worldwide*
Triumph Group Inc*                                                                        2,395                      81
Urs*                                                                                      3,885                      79
Wabash National                                                                           4,475                      84
Westaff*                                                                                  3,990                      26
Winnebago Industries                                                                      6,860                      82
Young & Rubicam*
Zale*
------------------------------------------------------------------------------------------------------------------------
Total Consumer Cyclicals                                                                                          4,131
------------------------------------------------------------------------------------------------------------------------

Consumer Staples--6.3%
American Italian Pasta*
CKE Restaurants                                                                           2,255                      55

                                                ----------------------------------------- -----------------------------------------
                                                           CrestFunds Special
                                                               Equity Fund                           Pro Forma Combined
-----------------------------------------------------------------------------------------------------------------------------------
Security                                             Shares            Value (000)             Shares            Value (000)
-----------------------------------------------------------------------------------------------------------------------------------
Interim Services*                                         66,000                   1,369            66,000                   1,369
Juno Lighting                                                                                        3,485                      81
K-Swiss, Cl A                                                                                        4,145                     118
La-Z-Boy Chair                                                                                       2,175                      36
Labor Ready*                                                                                         3,970                      87
Liberty Property Trust                                                                               2,800                      69
Mail-Well*                                               160,000                   2,070           160,000                   2,070
MDC Holdings                                                                                         4,935                      91
Media Arts Group*                                                                                    7,385                     108
Men's Wearhouse*                                          38,000                     962            38,000                     962
Metamor Worldwide*                                        52,000                   1,232            52,000                   1,232
Mohawk Industries*                                                                                   3,015                     112
Monaco Coach*                                                                                        3,370                     101
Movado Group                                                                                         3,560                      72
Onsale Inc*                                               12,000                     738            12,000                     738
Oshkosh B'gosh, Cl A                                                                                 5,010                     120
Pacific Sunwear of California*                            44,000                     652            48,060                     712
Pier 1 Imports                                            36,000                     387            36,000                     387
Quiksilver*                                                                                          2,795                      68
Renters Choice*                                           24,750                     597            24,750                     597
Rent-Way*                                                                                            3,050                      83
Salton/Maxim Housewares*                                                                             4,795                      89
SCP Pool*                                                                                            5,650                      88
Select Appointments Holdings ADR*                                                                    4,490                      90
Staffmark*                                                                                           4,530                     105
Standard Pacific                                                                                     9,145                      89
Steven Madden Ltd*                                                                                  14,785                      99
Sykes Enterprises*                                                                                   4,685                      95
Syntel *                                                                                             3,150                      43
Tarrant Apparel Group*                                                                               4,005                     131
theglobe.com*                                              8,000                     280             8,000                     280
TMP Worldwide*                                            20,000                     640            20,000                     640
Triumph Group Inc*                                                                                   2,395                      81
Urs*                                                                                                 3,885                      79
Wabash National                                                                                      4,475                      84
Westaff*                                                                                             3,990                      26
Winnebago Industries                                                                                 6,860                      82
Young & Rubicam*                                          30,000                     896            30,000                     896
Zale*                                                     36,000                   1,031            36,000                   1,031
-----------------------------------------------------------------------------------------------------------------------------------
Total Consumer Cyclicals                                                          15,930                                    20,061
-----------------------------------------------------------------------------------------------------------------------------------

Consumer Staples--6.3%
American Italian Pasta*                                   30,000                     757            30,000                     757
CKE Restaurants                                                                                      2,255                      55


                  Pro Forma Schedule of Investments (Unaudited)
                  STI Classic Funds Small Cap Growth Stock Fund
                         Crest Funds Special Equity Fund
                                November 30, 1998

                                                                                -----------------------------------------
                                                                                          STI Small Cap Growth
                                                                                               Stock Fund
-------------------------------------------------------------------------------------------------------------------------
Security                                                                             Shares            Value (000)
-------------------------------------------------------------------------------------------------------------------------

Earthgrains
Fresh Del Monte Produce*                                                                   3,700                      81
Logan's Roadhouse*                                                                         3,155                      65
Papa John's International*
Richfood Holdings
Suiza Foods*
Universal
Whole Foods Market*
-------------------------------------------------------------------------------------------------------------------------
Total Consumer Staples                                                                                               201
-------------------------------------------------------------------------------------------------------------------------

Energy--3.9%
AES*
Core Laboratories N.V.*                                                                    4,205                      80
HS Resources *
J. Ray McDermott S.A.*                                                                     2,295                      56
KTI*                                                                                       3,250                      69
Santa Fe Energy Resources*
Transocean Offshore
-------------------------------------------------------------------------------------------------------------------------
Total Energy                                                                                                         205
-------------------------------------------------------------------------------------------------------------------------

Financials--10.7%
American Heritage Life Investment
American Medical Security Group
Amerin*                                                                                    4,277                     106
Annuity & Life Re Holdings*
Automobile Protection*                                                                     9,400                      86
Bank of Commerce/San Diego                                                                 6,205                      92
BSB Bancorp                                                                                3,080                      89
City National                                                                              2,360                      88
Cullen/Frost Bankers                                                                       1,635                      88
Enhance Financial Services Group
Fidelity National Financial                                                                3,000                      98
Financial Security Assurance Holdings                                                      1,515                      83
First American Financial                                                                   2,915                      89
Fremont General                                                                            1,570                      79
Landamerica Financial Group                                                                1,515                      93
Metris*                                                                                    1,635                      55
NVR*                                                                                       2,365                      93
Protective Life
Regions Financial
Ryland Group                                                                               3,480                      92
SouthTrust
Stewart Information Services                                                               1,640                      81
Triad Guaranty*                                                                            4,135                      93
-------------------------------------------------------------------------------------------------------------------------
Total Financials                                                                                                   1,405
-------------------------------------------------------------------------------------------------------------------------

                                              ---------------------------------------- -----------------------------------------
                                                        CrestFunds Special
                                                            Equity Fund                           Pro Forma Combined
--------------------------------------------------------------------------------------------------------------------------------
Security                                          Shares            Value (000)             Shares            Value (000)
--------------------------------------------------------------------------------------------------------------------------------
Earthgrains                                            25,000                     803            25,000                     803
Fresh Del Monte Produce*                                                                          3,700                      81
Logan's Roadhouse*                                                                                3,155                      65
Papa John's International*                             34,000                   1,426            34,000                   1,426
Richfood Holdings                                      60,000                   1,114            60,000                   1,114
Suiza Foods*                                           20,000                     947            20,000                     947
Universal                                              25,000                     880            25,000                     880
Whole Foods Market*                                    20,000                     930            20,000                     930
--------------------------------------------------------------------------------------------------------------------------------
Total Consumer Staples                                                          6,857                                     7,058
--------------------------------------------------------------------------------------------------------------------------------

Energy--3.9%
AES*                                                   31,000                   1,418            31,000                   1,418
Core Laboratories N.V.*                                                                           4,205                      80
HS Resources *                                         47,900                     416            47,900                     416
J. Ray McDermott S.A.*                                                                            2,295                      56
KTI*                                                                                              3,250                      69
Santa Fe Energy Resources*                            105,000                     807           105,000                     807
Transocean Offshore                                    61,000                   1,506            61,000                   1,506
--------------------------------------------------------------------------------------------------------------------------------
Total Energy                                                                    4,147                                     4,352
--------------------------------------------------------------------------------------------------------------------------------

Financials--10.7%
American Heritage Life Investment                      42,000                   1,032            42,000                   1,032
American Medical Security Group                        40,400                     578            40,400                     578
Amerin*                                                                                           4,277                     106
Annuity & Life Re Holdings*                            52,000                   1,319            52,000                   1,319
Automobile Protection*                                                                            9,400                      86
Bank of Commerce/San Diego                                                                        6,205                      92
BSB Bancorp                                                                                       3,080                      89
City National                                                                                     2,360                      88
Cullen/Frost Bankers                                                                              1,635                      88
Enhance Financial Services Group                       25,000                     734            25,000                     734
Fidelity National Financial                                                                       3,000                      98
Financial Security Assurance Holdings                                                             1,515                      83
First American Financial                                                                          2,915                      89
Fremont General                                        29,900                   1,506            31,470                   1,585
Landamerica Financial Group                                                                       1,515                      93
Metris*                                                                                           1,635                      55
NVR*                                                                                              2,365                      93
Protective Life                                        38,000                   1,480            38,000                   1,480
Regions Financial                                      60,000                   2,325            60,000                   2,325
Ryland Group                                                                                      3,480                      92
SouthTrust                                             44,250                   1,626            44,250                   1,626
Stewart Information Services                                                                      1,640                      81
Triad Guaranty*                                                                                   4,135                      93
--------------------------------------------------------------------------------------------------------------------------------
Total Financials                                                               10,600                                    12,005
--------------------------------------------------------------------------------------------------------------------------------


                  Pro Forma Schedule of Investments (Unaudited)
                  STI Classic Funds Small Cap Growth Stock Fund
                         Crest Funds Special Equity Fund
                                November 30, 1998

                                                                            -----------------------------------------
                                                                                      STI Small Cap Growth
                                                                                           Stock Fund
---------------------------------------------------------------------------------------------------------------------
Security                                                                         Shares            Value (000)
---------------------------------------------------------------------------------------------------------------------
Health Care--10.3%
Barr Laboratories*                                                                     1,680                      71
Biomatrix*
Impath*
Medco Research*                                                                        2,730                      55
Osteotech*                                                                             2,965                      99
Pediatrix Medical Group*                                                               1,655                      89
Pharmaceutical Product Development*
Pharmerica*
Physician Reliance Network*                                                            6,950                      64
Rehabcare Group*                                                                       4,625                      83
Resmed*                                                                                3,265                     111
Safeskin*
Steris*
Trigon Healthcare*
Total Renal Care Holdings*
Visix Space*                                                                           1,615                     118
Watson Pharmaceuticals*
Wellpoint Health Networks*
---------------------------------------------------------------------------------------------------------------------
Total Health Care                                                                                                690
---------------------------------------------------------------------------------------------------------------------

Technology--20.3%
Cambridge Technology Partners*
Catalytica*                                                                            5,395                      97
Checkpoint Software*                                                                   3,195                     104
Ciber*                                                                                 4,730                     107
Complete Business Solutions*                                                           2,525                      62
Computer Task Group                                                                    3,149                      85
Fair, Isaac
Fundtech Limited*
Genesys Telecom Labs*
Henry (Jack) & Associates                                                              1,754                      88
Insight Enterprises*                                                                   2,700                     114
Keane*                                                                                 2,595                      75
Landmark Systems*                                                                      8,000                      84
Micros Systems*
New Dimension Software Ltd*                                                            3,680                     122
Novell*
Pomeroy Computer Resources*                                                            4,560                      88
Progress Software*                                                                     4,485                     114
Project Software & Development*                                                        3,770                     114
Psinet*

                                             ----------------------------------------- -----------------------------------------
                                                        CrestFunds Special
                                                            Equity Fund                           Pro Forma Combined
--------------------------------------------------------------------------------------------------------------------------------
Security                                          Shares            Value (000)             Shares            Value (000)
--------------------------------------------------------------------------------------------------------------------------------
Health Care--10.3%
Barr Laboratories*                                                                                1,680                      71
Biomatrix*                                             32,000                   1,554            32,000                   1,554
Impath*                                                18,500                     709            18,500                     709
Medco Research*                                                                                   2,730                      55
Osteotech*                                                                                        2,965                      99
Pediatrix Medical Group*                                                                          1,655                      89
Pharmaceutical Product Development*                    92,000                   2,634            92,000                   2,634
Pharmerica*                                           112,748                     465           112,748                     465
Physician Reliance Network*                                                                       6,950                      64
Rehabcare Group*                                                                                  4,625                      83
Resmed*                                                                                           3,265                     111
Safeskin*                                              70,000                   1,330            70,000                   1,330
Steris*                                                38,000                   1,019            38,000                   1,019
Trigon Healthcare*                                     25,000                     927            25,000                     927
Total Renal Care Holdings*                             24,000                     637            24,000                     637
Visix Space*                                                                                      1,615                     118
Watson Pharmaceuticals*                                17,000                     916            17,000                     916
Wellpoint Health Networks*                              8,000                     657             8,000                     657
--------------------------------------------------------------------------------------------------------------------------------
Total Health Care                                                              10,848                                    11,538
--------------------------------------------------------------------------------------------------------------------------------

Technology--20.3%
Cambridge Technology Partners*                        100,000                   2,087           100,000                   2,087
Catalytica*                                                                                       5,395                      97
Checkpoint Software*                                   82,000                   2,660            85,195                   2,764
Ciber*                                                                                            4,730                     107
Complete Business Solutions*                                                                      2,525                      62
Computer Task Group                                    24,000                     648            27,149                     733
Fair, Isaac                                            24,000                     966            24,000                     966
Fundtech Limited*                                       5,000                      85             5,000                      85
Genesys Telecom Labs*                                  32,000                     918            32,000                     918
Henry (Jack) & Associates                                                                         1,754                      88
Insight Enterprises*                                                                              2,700                     114
Keane*                                                                                            2,595                      75
Landmark Systems*                                                                                 8,000                      84
Micros Systems*                                        92,500                   2,636            92,500                   2,636
New Dimension Software Ltd*                                                                       3,680                     122
Novell*                                                50,000                     828            50,000                     828
Pomeroy Computer Resources*                                                                       4,560                      88
Progress Software*                                                                                4,485                     114
Project Software & Development*                                                                   3,770                     114
Psinet*                                                   100                   1,875               100                   1,875


                  Pro Forma Schedule of Investments (Unaudited)
                  STI Classic Funds Small Cap Growth Stock Fund
                         Crest Funds Special Equity Fund
                                November 30, 1998

                                                                            -----------------------------------------
                                                                                      STI Small Cap Growth
                                                                                           Stock Fund
---------------------------------------------------------------------------------------------------------------------
Security                                                                         Shares            Value (000)
---------------------------------------------------------------------------------------------------------------------
QuadraMed*
Quantum*
SPR*                                                                                   5,670                     101
Symix Systems*                                                                         4,445                      89
T-HQ*                                                                                  4,480                     125
Tekelec*                                                                               6,840                     106
Timberline Software                                                                    5,693                      70
USWeb*
Wiztec Solutions Ltd*                                                                  8,635                     112
World Access*                                                                          3,975                      81
Xircom*                                                                                3,290                      99
---------------------------------------------------------------------------------------------------------------------
Total Technology                                                                                               2,037
---------------------------------------------------------------------------------------------------------------------

Transportation--2.2%
Amtran Inc*                                                                            3,465                      76
Comair                                                                                 2,785                      85
Landstar System*                                                                       2,745                     113
Midwest Express Holdings*                                                              2,205                      61
Skywest                                                                                3,840                     104
Swift Transportation*                                                                  3,115                      68
US Freightways
---------------------------------------------------------------------------------------------------------------------
Total Transportation                                                                                             507
---------------------------------------------------------------------------------------------------------------------

Utilities--2.0%
Bangor Hydro-Electric*
El Paso Electric*
Public Service of New Mexico
Public Service of North Carolina
Southwest Gas                                                                          3,620                      86
---------------------------------------------------------------------------------------------------------------------
Total Utilities                                                                                                   86
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $100,134)                                                                           12,336
---------------------------------------------------------------------------------------------------------------------

Cash Equivalent--2.6%
Aim Liquid Assets Portfolio
---------------------------------------------------------------------------------------------------------------------
Total Cash Equivalent (Cost $2,936)                                                                     -
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Security                                                                            Par (000)             Value (000)
---------------------------------------------------------------------------------------------------------------------
Repurchase Agreement--1.6%
Morgan Stanely, 5.40%, dated 11/30/98, matures 12/01/98                                1,785                   1,785
---------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreement (Cost $1,785)                                                                       1,785
---------------------------------------------------------------------------------------------------------------------

Total Investments--100.6%  (Cost $104,855)                                                                    14,121
---------------------------------------------------------------------------------------------------------------------

                                                ----------------------------------------- -----------------------------------------
                                                           CrestFunds Special
                                                               Equity Fund                           Pro Forma Combined
-----------------------------------------------------------------------------------------------------------------------------------
Security                                             Shares            Value (000)             Shares            Value (000)
-----------------------------------------------------------------------------------------------------------------------------------
QuadraMed*                                                45,000                   1,080            45,000                   1,080
Quantum*                                                  33,000                     730            33,000                     730
SPR*                                                                                                 5,670                     101
Symix Systems*                                                                                       4,445                      89
T-HQ*                                                                                                4,480                     125
Tekelec*                                                 199,000                   3,084           205,840                   3,190
Timberline Software                                                                                  5,693                      70
USWeb*                                                   122,000                   2,775           122,000                   2,775
Wiztec Solutions Ltd*                                                                                8,635                     112
World Access*                                                                                        3,975                      81
Xircom*                                                   15,000                     453            18,290                     552
-----------------------------------------------------------------------------------------------------------------------------------
Total Technology                                                                  20,825                                    22,862
-----------------------------------------------------------------------------------------------------------------------------------

Transportation--2.2%
Amtran Inc*                                                                                          3,465                      76
Comair                                                                                               2,785                      85
Landstar System*                                                                                     2,745                     113
Midwest Express Holdings*                                                                            2,205                      61
Skywest                                                                                              3,840                     104
Swift Transportation*                                                                                3,115                      68
US Freightways                                            73,000                   1,962            73,000                   1,962
-----------------------------------------------------------------------------------------------------------------------------------
Total Transportation                                                               1,962                                     2,469
-----------------------------------------------------------------------------------------------------------------------------------

Utilities--2.0%
Bangor Hydro-Electric*                                    20,000                     243            20,000                     243
El Paso Electric*                                         91,700                     848            91,700                     848
Public Service of New Mexico                              28,000                     544            28,000                     544
Public Service of North Carolina                          23,300                     566            23,300                     566
Southwest Gas                                                                                        3,620                      86
-----------------------------------------------------------------------------------------------------------------------------------
Total Utilities                                                                    2,201                                     2,287
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $100,134)                                               95,922                                   108,258
-----------------------------------------------------------------------------------------------------------------------------------

Cash Equivalent--2.6%
Aim Liquid Assets Portfolio                                2,936                   2,936             2,936                   2,936
-----------------------------------------------------------------------------------------------------------------------------------
Total Cash Equivalent (Cost $2,936)                                                2,936                                     2,936
-----------------------------------------------------------------------------------------------------------------------------------

                                                      `
-----------------------------------------------------------------------------------------------------------------------------------
Security                                                Par (000)            Value (000)          Par (000)             Value (000)
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement--1.6%
Morgan Stanely, 5.40%, dated
11/30/98, matures 12/01/98                                                                           1,785                   1,785
-----------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreement (Cost $1,785)                                    -                                                1,785
-----------------------------------------------------------------------------------------------------------------------------------

Total Investments--100.6%  (Cost $104,855)                                        98,858                                   112,979
-----------------------------------------------------------------------------------------------------------------------------------


                  Pro Forma Schedule of Investments (Unaudited)
                  STI Classic Funds Small Cap Growth Stock Fund
                         Crest Funds Special Equity Fund
                                November 30, 1998

                                                                           -----------------------------------------
                                                                                     STI Small Cap Growth
                                                                                          Stock Fund
--------------------------------------------------------------------------------------------------------------------
Security                                                                        Shares            Value (000)
--------------------------------------------------------------------------------------------------------------------
Other Assets and Liabilities, Net--(0.6%)                                                                       164
--------------------------------------------------------------------------------------------------------------------

Total Net Assets--100.0%                                                                                     14,285
--------------------------------------------------------------------------------------------------------------------

                                            ----------------------------------------- -----------------------------------------
                                                       CrestFunds Special
                                                           Equity Fund                           Pro Forma Combined
-------------------------------------------------------------------------------------------------------------------------------
Security                                         Shares            Value (000)             Shares            Value (000)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets and Liabilities, Net--(0.6%)                                      (873)                                     (709)
-------------------------------------------------------------------------------------------------------------------------------

Total Net Assets--100.0%                                                      97,985                                   112,270
-------------------------------------------------------------------------------------------------------------------------------


* Non-income producing security.
ADR-American Depository Receipt
Cl-Class
Ltd-Limited

            Pro Forma Statement of Assets and Liabilities (Unaudited)
                STI Classic Funds Prime Quality Money Market Fund
                          CrestFunds Cash Reserve Fund
                                November 30, 1998
                                      (000)

                                                                                                                       Pro Forma
                                                                                                                     Combined STI
                                                                  STI Classic Prime                                  Classic Prime
                                                                    Quality Money    CrestFunds Cash    Pro Forma    Quality Money
                                                                     Market Fund       Reserve Fund    Adjustments    Market Fund
ASSETS
  Total Investments at Amortized Cost Value (Cost
  $2,512,609, $1,322,267 and $3,834,876)                              $2,512,609        $1,322,267                     $3,834,876
  Cash                                                                        19                 0                             19
  Accrued Income                                                          19,161             9,379                         28,540
  Receivables for Capital Shares Sold                                        120                 0                            120
  Other Assets                                                               435                35                            470

                                                                    -------------     -------------                   ------------
  Total Assets                                                         2,532,344         1,331,681                      3,864,025
                                                                    -------------     -------------                   ------------

LIABILITIES
  Accrued Expenses                                                        (1,768)             (927)                        (2,695)
  Income/Distribution Payable                                             (9,726)           (5,096)                       (14,822)
  Payable for Investment Securities Purchased                            (62,000)                0                        (62,000)
  Payable for Capital Shares Redeemed                                       (553)                0                           (553)
  Other Liabilities                                                            0               (12)                           (12)

                                                                    -------------     -------------                   ------------
  Total Liabilities                                                      (74,047)           (6,035)                       (80,082)
                                                                    -------------     -------------                   ------------


NET ASSETS
  Portfolio shares of the Trust Class (unlimited authorization -
  no par value) based on (1,913,468, 3,049,091) outstanding
  shares of beneficial interest                                        1,913,468                 0     1,135,626  (a)   3,049,094

  Portfolio shares of the Trust Class (4.0 billion authorized -
  $.001 par value) based on 1,135,623 outstanding shares of
  beneficial interest                                                          0         1,135,626    (1,135,626) (a)           0

  Portfolio shares of the Investor Class (unlimited authorization -
  no par value) based on (545,215, 735,285) outstanding
  shares of beneficial interest                                          545,215                 0       190,070  (a)     735,285

  Portfolio shares of the Investor Class A (.25 billion authorized -
  $.001 par value) based on 189,937 outstanding shares of
  beneficial interest                                                          0           189,937      (189,937) (a)           0

  Portfolio shares of the Investor Class B (.25 billion authorized -
  $.001 par value) based on 133 outstanding
  shares of beneficial interest                                                0               133          (133) (a)           0

  Distributions in excess of net investment income                            (4)               (4)                            (8)

  Accumulated net realized loss on investments                              (382)              (46)                          (428)
                                                                    -------------     -------------                   ------------

  Total Net Assets                                                    $2,458,297        $1,325,646            $0       $3,783,943
                                                                    -------------     -------------  ------------     ------------
                                                                    -------------     -------------  ------------     ------------

  Net Asset Value, Offering and Redemption Price Per Share -
  Trust Shares                                                             $1.00                                            $1.00
                                                                    -------------                                     ------------
                                                                    -------------                                     ------------

  Net Asset Value, Offering and Redemption Price Per Share -
  Trust Shares                                                                               $1.00
                                                                                      -------------
                                                                                      -------------

  Net Asset Value and Redemption Price Per Share - Investor
  Shares                                                                   $1.00                                            $1.00
                                                                    -------------                                     ------------
                                                                    -------------                                     ------------

  Net Asset Value and Redemption Price Per Share - Investor
  Class A                                                                                    $1.00
                                                                                      -------------
                                                                                      -------------

  Net Asset Value and Redemption Price Per Share - Investor
  Class B                                                                                    $1.00
                                                                                      -------------
                                                                                      -------------

            Pro Forma Statement of Assets and Liabilities (Unaudited)
                  STI Classic Funds Investment Grade Bond Fund
                        CrestFunds Intermediate Bond Fund
                                November 30, 1998
                                      (000)

                                                                                                                       Pro Forma
                                                                                                                     Combined STI
                                                                                                                        Classic
                                                                     STI Classic          CrestFunds                  Investment
                                                                 Intermediate Grade      Intermediate  Pro Forma      Grade Bond
                                                                     Bond Fund            Bond Fund    Adjustments        Fund
ASSETS
 Total Investments at Market Value (Cost
 $917,902, $351,744 and $1,269,646)                                     $947,468          $356,841                     $1,304,309
 Cash                                                                          0                24                             24
 Accrued Income                                                            9,822             2,138                         11,960
 Receivables for Capital Shares Sold                                       1,284               112                          1,396
 Other Assets                                                                518               125                            643

                                                                    -------------     -------------                   ------------
 Total Assets                                                            959,092           359,240                      1,318,332
                                                                    -------------     -------------                   ------------

LIABILITIES
  Accrued Expenses                                                          (748)             (301)                        (1,049)
  Income/Distribution Payable                                             (3,553)           (1,150)                        (4,703)
  Payable for Investment Securities Purchased                            (94,214)          (43,359)                      (137,573)
  Payable for Capital Shares Redeemed                                       (378)             (137)                          (515)
  Other Liabilities                                                         (394)             (118)                          (512)

                                                                    -------------     -------------                   ------------
  Total Liabilities                                                      (99,287)          (45,065)                      (144,352)
                                                                    -------------     -------------                   ------------

NET ASSETS
  Portfolio shares of the Trust Class (unlimited authorization -
  no par value) based on (73,909, 102,323) outstanding
  shares of beneficial interest                                          765,861                       301,088  (a)     1,066,949

  Portfolio shares of the Trust Class (1.4 billion authorized -
  $.001 par value) based on 30,704 outstanding shares of
  beneficial interest                                                                      301,088    (301,088) (a)             0

  Portfolio shares of the Investor Class (unlimited authorization -
  no par value) based on (3,044, 3,345) outstanding shares of
  beneficial interest                                                     31,977                         3,241  (a)        35,218

  Portfolio shares of the Investor Class A (.1 billion authorized -
  $.001 par value) based on 325 outstanding shares of
  beneficial interest                                                                        3,241      (3,241) (a)             0

  Portfolio shares of the Flex Class (unlimited authorization -
  no par value) based on 1,630 outstanding shares of
  beneficial interest                                                     17,197                 0                         17,197

  Undistributed net investment income                                          0                96                             96

  Accumulated net realized gain on investments                            15,204             4,653                         19,857

  Net unrealized appreciation on investments                              29,566             5,097                         34,663
                                                                    -------------     -------------                   ------------

  Total Net Assets                                                      $859,805          $314,175          $0         $1,173,980
                                                                    -------------     -------------   ---------       ------------
                                                                    -------------     -------------   ---------       ------------

  Net Asset Value, Offering and Redemption Price Per Share -
  Trust Shares                                                            $10.94                                           $10.94
                                                                    -------------                                     ------------
                                                                    -------------                                     ------------

  Net Asset Value, Offering and Redemption Price Per Share -
  Trust Shares                                                                              $10.13
                                                                                      -------------
                                                                                      -------------

  Net Asset Value and Redemption Price Per Share - Investor
  Shares                                                                  $10.94                                           $10.94
                                                                    -------------                                     ------------
                                                                    -------------                                     ------------

  Maximum Offering Price Per Share - Investor Shares ($10.94
  / 96.25%)                                                               $11.37                                           $11.37
                                                                    -------------                                     ------------
                                                                    -------------                                     ------------

  Net Asset Value and Redemption Price Per Share - Investor
  Class A                                                                                   $10.13
                                                                                      -------------
                                                                                      -------------

  Maximum Offering Price Per Share - Investor Class A ($10.13
  / 97.00%)                                                                                 $10.44
                                                                                      -------------
                                                                                      -------------

  Net Asset Value, Offering and Redemption Price Per Share -
  Flex Shares                                                             $10.95                                           $10.95
                                                                    -------------                                     ------------
                                                                    -------------                                     ------------


            Pro Forma Statement of Assets and Liabilities (Unaudited)
                     STI Classic Funds Short-Term Bond Fund
                       Crest Funds Limited Term Bond Fund
                                November 30, 1998
                                      (000)

                                                                                                                     Pro Forma
                                                                                                                    Combined STI
                                                                                     CrestFunds                     Classic Short-
                                                                 STI Classic Short-  Limited Term     Pro Forma       Term Bond
                                                                 Term Bond Fund      Bond Fund        Adjustments        Fund
ASSETS
 Total Investments at Market Value (Cost $134,405, $89,867
 and $224,272)                                                          $136,657           $90,921                       $227,578
 Cash                                                                         81                20                            101
 Accrued Income                                                            1,632               826                          2,458
 Receivables for Investment Securities Sold                                1,264                 0                          1,264
 Receivables for Capital Shares Sold                                         335                80                            415
 Other Assets                                                                 14                31                             45

                                                                    -------------     -------------                   ------------
 Total Assets                                                            139,983            91,878                        231,861
                                                                    -------------     -------------                   ------------

LIABILITIES
 Accrued Expenses                                                           (107)              (72)                          (179)
 Income/Distribution Payable                                                (573)             (220)                          (793)
 Payable for Investment Securities Purchased                              (1,794)           (7,572)                        (9,366)
 Payable for Capital Shares Redeemed                                      (1,869)              (13)                        (1,882)
 Other Liabilities                                                           (21)              (21)                           (42)

                                                                    -------------     -------------                   ------------
 Total Liabilities                                                        (4,364)           (7,898)                       (12,262)
                                                                    -------------     -------------                   ------------

NET ASSETS
 Portfolio shares of the Trust Class (unlimited authorization -
 no par value) based on (12,951, 21,202) outstanding shares
 of beneficial interest                                                  129,246                 0      84,753   (a)      213,999

 Portfolio shares of the Trust Class (1.4 billion authorized -
 $.001 par value) based on 8,415 outstanding shares of
 beneficial interest                                                           0            84,753     (84,753)  (a)            0

 Portfolio shares of the Investor Class (unlimited authorization -
 no par value) based on 180 outstanding shares of beneficial
 interest                                                                  1,797                 0                          1,797

 Portfolio shares of the Flex Class (unlimited authorization -
 no par value) based on 190 outstanding shares of beneficial
 interest                                                                  1,905                 0                          1,905

 Distributions in excess of net investment income                              0               (16)                           (16)

 Accumulated net realized gain (loss) on investments                         419            (1,811)                        (1,392)

 Net unrealized appreciation on investments                                2,252             1,054                          3,306
                                                                    -------------     -------------                   ------------

 Total Net Assets                                                       $135,619           $83,980          $0           $219,599
                                                                    -------------     -------------  ------------     ------------
                                                                    -------------     -------------  ------------     ------------

 Net Asset Value, Offering and Redemption Price Per Share -
 Trust Shares                                                             $10.18                                           $10.18
                                                                    -------------                                     ------------
                                                                    -------------                                     ------------

 Net Asset Value, Offering and Redemption Price Per Share -
 Trust Shares                                                                                $9.98
                                                                                      -------------
                                                                                      -------------

 Net Asset Value and Redemption Price Per Share -
 Investor Shares                                                          $10.20                                           $10.20
                                                                    -------------                                     ------------
                                                                    -------------                                     ------------

 Maximum Offering Price Per Share - Investor Shares ($10.20 /
 98.00%)                                                                  $10.41                                           $10.41
                                                                    -------------                                     ------------
                                                                    -------------                                     ------------

 Net Asset Value, Offering and Redemption Price Per Share -
 Flex Shares                                                              $10.20                                           $10.20
                                                                    -------------                                     ------------
                                                                    -------------                                     ------------

            Pro Forma Statement of Assets and Liabilities (Unaudited)
                STI Classic Funds U.S. Government Securities Fund
                        Crest Funds Government Bond Fund
                                November 30, 1998
                                      (000)

                                                                                                                       Pro Forma
                                                                                                                     Combined STI
                                                                                                                      Classic U.S.
                                                                  STI Classic U.S.    Crest Funds                      Government
                                                                   Government       Government Bond    Pro Forma       Securities
                                                                  Securities Fund        Fund         Adjustments         Fund
ASSETS
 Total Investments at Market Value (Cost $47,119, $55,083 and
 $102,202)                                                               $48,823           $55,949                       $104,772
 Accrued Income                                                              312               322                            634
 Receivables for Investment Securities Sold                                    3                 0                              3
 Receivables for Capital Shares Sold                                          17                48                             65
 Other Assets                                                                 11                12                             23

                                                                    -------------     -------------                   ------------
 Total Assets                                                             49,166            56,331                        105,497
                                                                    -------------     -------------                   ------------

LIABILITIES
 Accrued Expenses                                                            (44)              (51)                           (95)
 Income/Distribution Payable                                                (215)             (152)                          (367)
 Payable for Investment Securities Purchased                                   0            (3,534)                        (3,534)
 Payable for Capital Shares Redeemed                                         (93)              (27)                          (120)
 Other Liabilities                                                             0              (119)                          (119)

                                                                    -------------     -------------                   ------------
 Total Liabilities                                                          (352)           (3,883)                        (4,235)
                                                                    -------------     -------------                   ------------

NET ASSETS
 Portfolio shares of the Trust Class (unlimited authorization - no par value) based on (3,872, 8,580) outstanding shares of
 beneficial interest                                                      39,731                 0      48,180  (a)        87,911

 Portfolio shares of the Trust Class (.75 billion authorized -
 $.001 par value) based on 4,706 outstanding shares of
 beneficial interest                                                           0            48,180     (48,180) (a)             0

 Portfolio shares of the Investor Class (unlimited authorization -
 no par value) based on 288 outstanding shares of beneficial
 interest                                                                  2,924                 0                          2,924

 Portfolio shares of the Flex Class (unlimited authorization - no par value) based on (432, 657) outstanding shares of beneficial
 interest                                                                  4,463                 0       2,345  (a)         6,808

 Portfolio shares of the Investor Class B (.125 billion authorized -
 $.001 par value) based on 225 outstanding shares of beneficial
 interest                                                                      0             2,345      (2,345) (a)             0

 Distributions in excess of net investment income                              0                (2)                            (2)

 Accumulated net realized (loss) gain on investments                          (8)            1,059                          1,051

 Net unrealized appreciation on investments                                1,704               866                          2,570
                                                                    -------------     -------------                   ------------

 Total Net Assets                                                        $48,814           $52,448          $0           $101,262
                                                                    -------------     -------------  ------------     ------------
                                                                    -------------     -------------  ------------     ------------

 Net Asset Value, Offering and Redemption Price Per Share -
 Trust Shares                                                             $10.63                                          $10.63
                                                                    -------------                                     ------------
                                                                    -------------                                     ------------

 Net Asset Value, Offering and Redemption Price Per Share -
 Trust Shares                                                                               $10.64
                                                                                      -------------
                                                                                      -------------

 Net Asset Value and Redemption Price Per Share - Investor
 Shares                                                                   $10.63                                          $10.63
                                                                    -------------                                     ------------
                                                                    -------------                                     ------------

 Maximum Offering Price Per Share - Investor Shares ($10.63
 / 96.25%)                                                                $11.04                                          $11.04
                                                                    -------------                                     ------------
                                                                    -------------                                     ------------

 Net Asset Value, Offering and Redemption Price Per Share -
 Flex Shares                                                              $10.63                                          $10.63
                                                                    -------------                                     ------------
                                                                    -------------                                     ------------

 Net Asset Value, Offering and Redemption Price Per Share -
 Investor Class B                                                                           $10.67
                                                                                      -------------
                                                                                      -------------

            Pro Forma Statement of Assets and Liabilities (Unaudited)
                  STI Classic Funds Small Cap Growth Stock Fund
                         Crest Funds Special Equity Fund
                                November 30, 1998
                                      (000)

                                                                                                                       Pro Forma
                                                                                                                     Combined STI
                                                                                                                     Classic Funds
                                                                  STI Classic Funds    Crest Funds                     Small Cap
                                                                  Small Cap Growth   Special Equity    Pro Forma      Growth Stock
                                                                     Stock Fund          Fund          Adjustments        Fund
ASSETS
 Total Investments at Market Value (Cost $12,761, $92,094 and
 $104,855)                                                               $14,121           $98,858                       $112,979
 Cash                                                                         17                 0                             17
 Accrued Income                                                                3                32                             35
 Receivables for Investment Securities Sold                                    0             4,631                          4,631
 Receivables for Capital Shares Sold                                         185                93                            278
 Other Assets                                                                  9                20                             29

                                                                    -------------     -------------                   ------------
 Total Assets                                                             14,335           103,634                        117,969
                                                                    -------------     -------------                   ------------

LIABILITIES
 Accrued Expenses                                                            (24)             (133)                          (157)
 Payable for Investment Securities Purchased                                 (26)           (5,409)                        (5,435)
 Payable for Capital Shares Redeemed                                           0              (107)                          (107)

                                                                    -------------     -------------                   ------------
 Total Liabilities                                                           (50)           (5,649)                        (5,699)
                                                                    -------------     -------------                   ------------

NET ASSETS
 Portfolio shares of the Trust Class (unlimited authorization -
 no par value) based on (1,016, 8,201) outstanding shares of
beneficial interest                                                       12,131                 0     95,235  (a)        107,366

 Portfolio shares of the Trust Class (.75 billion authorized - $.001 par value) based on 7,385 outstanding shares of beneficial
 interest                                                                      0            90,320    (90,320) (a)              0

 Portfolio shares of the Investor Class A (.125 billion authorized -
 $.001 par value) based on 407 outstanding shares of beneficial
 interest                                                                      0             4,915     (4,915) (a)              0

 Portfolio shares of the Flex Class (unlimited authorization - no par value) based on (61, 264) outstanding shares of beneficial
 interest                                                                    762                 0      3,234  (a)          3,996

 Portfolio shares of the Investor Class B (.125 billion authorized -
 $.001par value) based on 227 outstanding shares of beneficial
 interest                                                                      0             3,234     (3,234) (a)              0

 Undistributed net investment income                                           1                 0                              1

 Accumulated net realized gain (loss) on investments                          31            (7,248)                        (7,217)

 Net unrealized appreciation on investments                                1,360             6,764                         8,124
                                                                    -------------     -------------                   ------------

 Total Net Assets                                                        $14,285           $97,985         $0            $112,270
                                                                    -------------     -------------  ------------     ------------
                                                                    -------------     -------------  ------------     ------------

 Net Asset Value, Offering and Redemption Price Per Share -
 Trust Shares                                                             $13.26                                           $13.26
                                                                    -------------                                     ------------
                                                                    -------------                                     ------------

 Net Asset Value, Offering and Redemption Price Per Share -
 Trust Shares                                                                               $12.23
                                                                                      -------------
                                                                                      -------------

 Net Asset Value and Redemption Price Per Share - Investor
 Class A                                                                                    $12.22
                                                                                      -------------
                                                                                      -------------

 Maximum Offering Price Per Share - Investor Class A ($12.22
 / 95.50%)                                                                                  $12.80
                                                                                      -------------
                                                                                      -------------

 Net Asset Value, Offering and Redemption Price Per Share -
 Flex Shares                                                              $13.24                                           $13.24
                                                                    -------------     -------------                   ------------
                                                                    -------------     -------------                   ------------

 Net Asset Value, Offering and Redemption Price Per Share -
   Investor Class B                                                                         $11.87
                                                                                      -------------
                                                                                      -------------

Pro Forma Statement of Operations (000)
For the Period December 1, 1997 to November 30, 1998

                                                                                                                        Pro Forma
                                                                                                                      Combined STI
                                                          STI Classic Prime                                          Classic Prime
                                                            Quality Money       CrestFunds Cash                      Quality Money
                                                             Market Fund          Reserve Fund                        Market Fund
                                                         -------------------   -----------------                    ---------------
Interest Income:                                          $         123,461     $        67,006                      $     190,467
                                                         -------------------   -----------------                    ---------------
Expenses:
   Investment Advisory Fees                                          14,303               4,310          3,403  (b)         22,016
   Less: Investment Advisory Fees Waived                             (3,347)                  -         (1,734) (b)         (5,081)
   Administrator Fees                                                 1,741               1,780         (1,046) (b)          2,475
   Less: Administrator Fees Waived                                     (310)                  -            128  (b)           (182)
   Transfer Agent Fees - Trust Shares                                    16                 514           (495) (b)             35
   Transfer Agent Fees - Investor Shares                                 15                  95            (82) (b)             28
   Transfer Agent Out of Pocket Fees                                    208                   -            137  (b)            345
   Printing Expenses                                                    143                 101            (63) (b)            181
   Custody Fees                                                          72                 439           (358) (b)            153
   Professional Fees                                                    104                 126            (64) (b)            166
   Trustee Fees                                                          28                  18            (16) (b)             30
   Registration Fees                                                    302                 148           (302) (b)            148
   Distribution Fees - Trust Class                                                        1,541         (1,541) (b)              -
   Less: Distribution Fees Waived - Trust Class                                          (1,541)         1,541  (b)              -
   Distribution Fees - Investor Shares                                  888                 637           (318) (b)          1,207
   Less: Distribution Fees Waived - Investor Shares                    (221)               (637)           656  (b)           (202)
   Distribution Fees - Flex Shares                                        -                   1             (1) (b)              -
   Less: Distribution Fees Waived - Flex Shares                           -                   -              -                   -
   Insurance and Other Fees                                              16                   7              6  (b)             29
                                                         -------------------   -----------------   ------------     ---------------

   Total Expenses                                                    13,958               7,539           (149)             21,348
                                                         -------------------   -----------------   ------------     ---------------

   Net Investment Income                                             109,503             59,467                            169,119
                                                         -------------------   -----------------                    ---------------

Net Realized (Loss) on Securities Sold                                  (21)                  -                                (21)
                                                         -------------------   -----------------                    ---------------

Increase in Net Assets Resulting From Operations          $         109,482     $        59,467                      $     169,098
                                                         -------------------   -----------------                    ---------------
                                                         -------------------   -----------------                    ---------------

Amounts designated as "-" are either $0 or have been rounded to $0.

Pro Forma Statement of Operations (000)
For the Period December 1, 1997 to November 30, 1998

                                                                                                                Pro Forma Combined
                                                            STI Classic         CrestFunds                          STI Classic
                                                         Investment Grade      Intermediate Bond                   Investment Grade
                                                           Bond Fund                Fund                              Bond Fund
                                                         -------------------   -----------------                    ---------------

 Interest Income                                          $          50,670     $        20,359                      $      71,029
                                                         -------------------   -----------------                    ---------------
Expenses:
   Investment Advisory Fees                                           6,095               1,885           440  (b)           8,420
   Less: Investment Advisory Fees Waived                               (776)                  -          (127) (b)            (903)
   Administrator Fees                                                   653                 471          (292) (b)             832
   Transfer Agent Fees - Trust Shares                                    28                 156          (152) (b)              32
   Transfer Agent Fees - Investor Shares                                 19                   2             6  (b)              27
   Transfer Agent Fees - Flex Shares                                     22                   -             8  (b)              30
   Transfer Agent Out of Pocket Fees                                     87                   -            29  (b)             116
   Printing Expenses                                                     75                  24           (38) (b)              61
   Custody Fees                                                          36                  99           (84) (b)              51
   Professional Fees                                                     59                  34           (38) (b)              55
   Trustee Fees                                                          11                   6            (7) (b)              10
   Registration Fees                                                     77                  21           (48) (b)              50
   Distribution Fees - Trust Class                                                          599          (599) (b)               -
   Less: Distribution Fees Waived - Trust Class                                            (575)          575  (b)               -
   Distribution Fees - Investor Shares                                  142                   4             8  (b)             154
   Less: Distribution Fees Waived - Investor Shares                     (41)                 (4)            9  (b)             (36)
   Distribution Fees - Flex Shares                                      130                   -             -  (b)             130
   Less: Distribution Fees Waived - Flex Shares                         (35)                  -            (9) (b)             (44)
   Insurance and Other Fees                                              (2)                 36             1  (b)              35
                                                         -------------------   -----------------   -----------      ---------------

   Total Expenses                                                     6,580               2,758          (318)               9,020
                                                         -------------------   -----------------   -----------      ---------------

   Net Investment Income                                             44,090              17,601                             62,009
                                                         -------------------   -----------------                    ---------------

Net Realized and Unrealized Gain (Loss) on Investments:
   Net Realized Gain on Securities Sold                              24,094               6,795                             30,889
   Net Unrealized Appreciation (Depreciation) on
   Investments:                                                       7,667              (1,500)                             6,167
                                                         -------------------   -----------------                    ---------------

   Total Net Realized and Unrealized Gain on Investments             31,761               5,295                             37,056
                                                         -------------------   -----------------                    ---------------

Increase in Net Assets Resulting From Operations          $          75,851      $       22,896                      $      99,065
                                                         -------------------   -----------------                    ---------------
                                                         -------------------   -----------------                    ---------------

Amounts designated as "-" are either $0 or have been rounded to $0.

Pro Forma Statement of Operations (000)
For the Period December 1, 1997 to November 30, 1998

                                                                                                                 Pro Forma Combined
                                                         STI Classic Short     CrestFunds Limited                 STI Classic Short
                                                          Term Bond Fund        Term Bond Fund                      Term Bond Fund
                                                         -------------------   -----------------                    ---------------
Interest Income                                           $           7,518      $        5,165                      $      12,683
                                                         -------------------   -----------------                    ---------------
Expenses:
   Investment Advisory Fees                                             818                 408           121  (b)           1,347
   Less: Investment Advisory Fees Waived                               (162)                  -           (60) (b)            (222)
   Administrator Fees                                                   100                 122           (71) (b)             151
   Transfer Agent Fees - Trust Shares                                    17                  41           (28) (b)              30
   Transfer Agent Fees - Investor Shares                                 11                   -             2  (b)              13
   Transfer Agent Fees - Flex Shares                                     12                   -             1  (b)              13
   Transfer Agent Out of Pocket Fees                                     13                   -             8  (b)              21
   Printing Expenses                                                     12                   3            (4) (b)              11
   Custody Fees                                                           4                  22           (17) (b)               9
   Professional Fees                                                      6                   9            (5) (b)              10
   Trustee Fees                                                           2                   1            (1) (b)               2
   Registration Fees                                                     16                   8           (15) (b)               9
   Distribution Fees - Trust Class                                                          156          (156) (b)               -
   Less: Distribution Fees Waived - Trust Class                                            (150)          150  (b)               -
   Distribution Fees - Investor Shares                                    5                   -             -  (b)               5
   Less: Distribution Fees Waived - Investor Shares                      (5)                  -             -  (b)              (5)
   Distribution Fees - Flex Shares                                       17                   -             -  (b)              17
   Less: Distribution Fees Waived - Flex Shares                         (16)                  -             -  (b)             (16)
   Insurance and Other Fees                                               3                   2             1  (b)               6
   Amortization of Deferred Organization Costs                            3                   -            (3) (b)               -
                                                         -------------------   -----------------   -----------      ---------------

   Total Expenses                                                       856                 622           (77)               1,401
                                                         -------------------   -----------------   -----------      ---------------

   Net Investment Income                                              6,662               4,543                             11,282
                                                         -------------------   -----------------                    ---------------

Net Realized and Unrealized Gain on Investments:
   Net Realized Gain on Securities Sold                                 450                  67                                517
   Net Unrealized Appreciation on Investments:                        1,658                 453                              2,111
                                                         -------------------   -----------------                    ---------------

   Net Realized and Unrealized Gain on Investments                    2,108                 520                              2,628
                                                         -------------------   -----------------                    ---------------

Increase in Net Assets Resulting From Operations          $           8,770     $         5,063                      $      13,910
                                                         -------------------   -----------------                    ---------------
                                                         -------------------   -----------------                    ---------------

Amounts designated as "-" are either $0 or have been rounded to $0.

Pro Forma Statement of Operations (000)
For the Period December 1, 1997 to November 30, 1998


                                                                                                                Pro Forma Combined
                                                           STI Classic U.S.       CrestFunds                     STI Classic U.S.
                                                             Government        Government Bond                       Government
                                                          Securities Fund          Fund                             Securities Fund
                                                         -------------------   -----------------                    ---------------
Interest Income                                           $           2,643      $        2,959                      $       5,602
                                                         -------------------   -----------------                    ---------------
Expenses:
   Investment Advisory Fees                                             303                 282            66  (b)             651
   Less: Investment Advisory Fees Waived                                (52)                (47)           (6) (b)            (105)
   Administrator Fees                                                    33                  71           (40) (b)              64
   Less: Administrator Fees Waived                                        -                 (56)           56  (b)               -
   Transfer Agent Fees - Trust Shares                                    17                  23            (5) (b)              35
   Transfer Agent Fees - Investor Shares                                 12                   -             -                   12
   Transfer Agent Fees - Flex Shares                                     12                   1             3  (b)              16
   Transfer Agent Out of Pocket Fees                                      3                   -             6  (b)               9
   Printing Expenses                                                      3                   2            (1)                   4
   Custody Fees                                                           2                  22           (20) (b)               4
   Professional Fees                                                      -                   8            (4) (b)               4
   Trustee Fees                                                           -                   1             -                    1
   Registration Fees                                                      1                   2             -  (b)               3
   Distribution Fees - Trust Class                                                           87           (87) (b)               -
   Less: Distribution Fees Waived - Trust Class                                             (83)           83  (b)               -
   Distribution Fees - Investor Shares                                   12                   -             -  (b)              12
   Less: Distribution Fees Waived - Investor Shares                     (10)                  -             -  (b)             (10)
   Distribution Fees - Flex Shares                                       39                  17             2  (b)              58
   Less: Distribution Fees Waived - Flex Shares                         (13)                 (1)           (5) (b)             (19)
   Insurance and Other Fees                                               -                   3             -                    3
   Amortization of Deferred Organization Costs                            1                   -            (1) (b)               -
                                                         -------------------   -----------------   -----------      ---------------

   Total Expenses                                                       363                 332            47                  742
                                                         -------------------   -----------------   -----------      ---------------

   Net Investment Income                                              2,280               2,627                              4,860
                                                         -------------------   -----------------                    ---------------

Net Realized and Unrealized Gain on Investments:

   Net Realized Gain on Securities Sold                                  20               1,063                              1,083
   Net Unrealized Appreciation on Investments:                        1,075                 171                              1,246
                                                         -------------------   -----------------                    ---------------

   Net Realized and Unrealized Gain on Investments                    1,095               1,234                              2,329
                                                         -------------------   -----------------                    ---------------

Increase in Net Assets Resulting From Operations          $           3,375     $         3,861                      $       7,189
                                                         -------------------   -----------------                    ---------------
                                                         -------------------   -----------------                    ---------------

Amounts designated as "--" are either $0 or have been rounded to $0.

Pro Forma Statement of Operations (000)
For the Period December 1, 1997 to November 30, 1998

                                                                                                                 Pro Forma Combined
                                                          STI Classic Small                                        STI Classic Small
                                                         Cap Growth Stock      CrestFunds Special                   Cap Growth Stock
                                                              Fund                Equity Fund                            Fund
                                                         -------------------   -----------------                    ---------------
Investment Income:
   Interest Income                                        $              10     $           282                      $         292
   Dividend Income                                                        4                 697                                701
                                                         -------------------   -----------------                    ---------------
   Total Investment Income                                               14                 979                                993
                                                         -------------------   -----------------                    ---------------

Expenses:
   Investment Advisory Fees                                              12                 890           543  (b)           1,445
   Less: Investment Advisory Fees Waived                                (12)                  -           (95) (b)            (107)
   Less: Contribution from Advisor                                       (3)
   Administrator Fees                                                     1                 178           (87) (b)              92
   Transfer Agent Fees - Trust Shares                                     2                  55           (20) (b)              37
   Transfer Agent Fees - Investor Shares                                  -                   3            (3) (b)               -
   Transfer Agent Fees - Flex Shares                                      2                   2            13  (b)              17
   Transfer Agent Out of Pocket Fees                                     11                   -             2  (b)              13
   Printing Expenses                                                      -                   5             2  (b)               7
   Custody Fees                                                           -                  46           (40) (b)               6
   Professional Fees                                                      -                  17           (11) (b)               6
   Trustee Fees                                                           -                   2            (1) (b)               1
   Registration Fees                                                      -                  18           (13) (b)               5
   Distribution Fees - Trust Class                                                          212          (212) (b)               -
   Less: Distribution Fees Waived - Trust Class                                            (199)          199  (b)               -
   Distribution Fees - Investor Shares                                    -                   9            (9) (b)               -
   Less: Distribution Fees Waived - Investor Shares                       -                  (9)            9  (b)               -
   Distribution Fees - Flex Shares                                        -                  28             3  (b)              31
   Less: Distribution Fees Waived - Flex Shares                           -                  (1)          (13) (b)             (14)
   Insurance and Other Fees                                               -                   1             1  (b)               2
   Amortization of Deferred Organization Costs                            -                   -             -                    -
                                                         -------------------   -----------------   -----------      ---------------

   Total Expenses                                                        13               1,257           268                1,541
                                                         -------------------   -----------------   -----------      ---------------

   Net Investment Income                                                  1                (278)                              (548)
                                                         -------------------   -----------------                    ---------------

Net Realized and Unrealized Gain (Loss) on Investments:
   Net Realized Gain (Loss) on Securities Sold                           31              (7,030)                            (6,999)
   Net Unrealized Appreciation (Depreciation) on
   Investments:                                                       1,360             (10,799)                            (9,439)
                                                         -------------------   -----------------                    ---------------

   Net Realized and Unrealized Gain (Loss) on Investments             1,391             (17,829)                           (16,438)
                                                         -------------------   -----------------                    ---------------

Increase in Net Assets Resulting From Operations          $           1,392     $       (18,107)                     $     (16,986)
                                                         -------------------   -----------------                    ---------------
                                                         -------------------   -----------------                    ---------------

Amounts designated as "-" are either $0 or have been rounded to $0.

STI CLASSIC FUNDS/CRESTFUNDS
Notes to Pro Forma Financial Statements
November 30, 1998

1.   BASIS OF COMBINATION

The unaudited Pro Forma Combining Schedule of Investments, Pro Forma Combining Statements of Assets and Liabilities and Pro Forma Combining Statements of Operations give effect to the proposed acquisition of the CrestFunds Cash Reserve Fund by the STI Classic Prime Quality Money Market Fund, the CrestFunds Special Equity Fund by the STI Classic Small Cap Growth Stock Fund, the CrestFunds Intermediate Bond Fund by the STI Classic Investment Grade Bond Fund, the CrestFunds Limited Term Bond Fund by the STI Classic Short-Term Bond Fund, and the CrestFunds Government Bond Fund by the STI Classic U.S. Government Securities Fund. The proposed acquisition will be accounted for by the method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition will be accomplished by an exchange of all outstanding shares of the Trust Class of the CrestFunds in exchange for shares of the Trust Class of the corresponding STI Classic Fund, all outstanding shares of the Investors Class A of the CrestFunds in exchange for shares of the Investor Class of the corresponding STI Classic Fund, except for holders of the Investors Class A of the CrestFunds Special Equity Fund which will receive Trust shares of the STI Classic Small Cap Growth Stock Fund, and all outstanding shares of the Investors Class B of the CrestFunds in exchange for shares of the Flex Class of the corresponding STI Classic Fund, except for holders of the Investor Class B shares of the CrestFunds Cash Reserve Fund which will receive Investor shares of the STI Classic Prime Quality Money Market Fund.

The pro forma combining statements should be read in conjunction with the historical financial statements of the constituent funds and the notes thereto incorporated by reference in the Statement of Additional Information.

The STI Classic Funds and the CrestFunds are both, open-end, management investment company registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:

a) The Pro Forma combining statements of assets and liabilities assume the issuance of additional shares of the respective STI Classic Fund as if the reorganizations had taken place on November 30, 1998 and are based on the net asset value of the acquiring fund. In addition, each respective STI Classic Fund is the surviving fund for accounting purposes.

b) The Pro Forma adjustments reflect the impact of applying the contractual fees in place for the surviving STI Funds for Advisor, Administrator, Distributor as well as the expected savings on other expenses due to the combination of the funds.